UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ----------

                                   FORM N-CSR

                                    ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)

                                    ----------

                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                                    ----------

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2009

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

ITEM 1. REPORTS TO SHAREHOLDERS.

The annual report to shareholders for the period ended March 31, 2009 is filed herewith.


                                                                Managed by
                                                          (AVIVA INVESTORS LOGO)

Madison Harbor Balanced Strategies, Inc.
Access to Private Real Estate Opportunities

                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2009

                                   (GRAPHIC)

Our Adviser's Mission

PROGRESSIVENESS

     Being progressive is having a vision of the future, encouraging innovation and improvement, and championing continuous learning. It is about leading the industry by listening and responding to customers and keeping ahead of the competition.

INTEGRITY

     Integrity is behaving in a way consistent with professional and ethical standards. It is being open, honest and keeping commitments, taking personal responsibility for what we say and do. It is about earning trust and respect through honesty and fairness.

PERFORMANCE

     Performance-driven is having clear goals and achieving them by everyone working towards them in an efficient manner.

TEAMWORK

     Teamwork is the lifeblood of Aviva. It means commitment to a common vision and objectives, depending on one another, pulling together and sharing knowledge and learning. It is creating a sense of community and belonging in how we operate as a business. It means taking pride in Aviva's achievements.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Table of Contents

Letter to Shareholders....................................................     1
Our View  ................................................................     4
Your Portfolio ...........................................................    13
Manager Highlights .......................................................    17
Consolidated Financial Statements ........................................    19
   Report of Independent Registered Public Accounting Firm ...............    19
   Consolidated Statement of Assets and Liabilities.......................    20
   Consolidated Schedule of Investments...................................    21
   Consolidated Statement of Operations ..................................    22
   Consolidated Statements of Changes in Net Assets.......................    23
   Consolidated Statement of Cash Flows...................................    24
   Consolidated Financial Highlights......................................    25
   Notes to Consolidated Financial Statements.............................    26
Primary Strategies Implemented with Properties Held as of March 2009......    36
Private Equity Funds and the J-Curve......................................    37
Privacy Policy............................................................    38
The Management Team and Independent Directors.............................    39

Letter to Shareholders

May 20, 2009

Dear Shareholders,

Capital markets turbulence continued during the first quarter of 2009 and real estate fundamentals continued to decline. By the end of the first quarter, the S&P 500 index was down 11.7% for only three months, while the NAREIT U.S. Real Estate Index (the index tracking public real estate investment trusts) declined an even worse 29.8%.(1) The NCREIF Index (the index for private real estate) fell 7.3%, significantly less than the NAREIT Index as the private real estate market is by its nature less liquid than its exchange traded public market counterpart.(2) The MIT Transactions-Based Index was down 5.8%, evidencing a continued decline in the volume of private market real estate changing hands.(3) Your Fund's NAV declined by 5.6% for the quarter to $811.63.

We anticipate that this year will continue to be extremely difficult for real estate worldwide. In the U.S., job losses - which now exceed 5.5 million - will result in additional vacancies and rental declines. Further, lack of investor confidence is resulting in an acquisition market that favors buyers and is resulting in lower values. We note that whenever possible sellers are holding onto properties in hope of improved valuations in the future.

In the following OUR VIEW section of this report we provide an overview of the global economic environment, which we expect to continue to weaken before any recovery takes hold. However, the decline will end at some point and as global growth resumes, we expect leading cities to provide some of the best real estate investment opportunities. To this end we have also presented an interesting analysis of how certain cities integrate with the world and position themselves as global leaders.

CONTINUED MARKET DISLOCATION

In the U.S., the real estate market is experiencing a precipitous drop in transaction volumes as bidders reduce value estimates while potential sellers hold firm. The MIT Center for Real Estate compiles indices that separately gauge movements on the demand side and the supply side of the market that it tracks. Professor David Gelner of MIT notes that "perhaps most prominent this quarter is the continued collapse of the demand-side sentiment in the market." MIT's demand index is now down 39% below the peak, achieved in the second quarter of 2007. He also notes "almost equally fascinating (to me) is the extent to which the supply side, the NCREIF property owners, are holding firm in their determination not to sell into this down market...". The chart below highlights the significant bid-ask spread in the current commercial real estate market.

----------
(1)  National Association of Real Estate Investment Trusts, www.nareit.com

(2)  National Council of Real Estate Investment Fiduciaries, www.ncreif.com

(3) MIT/CRE Transactions-Based Index (TBI) of Institutional Commercial Property Investments Performance

                              (PERFORMANCE GRAPH)


SOURCE: MIT/CENTER FOR REAL ESTATE, HTTP://WEB.MIT.EDU/CRE/

THE FUND

In the YOUR PORTFOLIO section of this report, we discuss the valuation exercises we have undertaken in an attempt to reflect the current conditions in the marketplace as well as specific issues with regard to each underlying fund. We continue to monitor each fund closely.

During the first quarter another 2.3% of the Fund's committed capital was called by the underlying fund managers, resulting in 68.7% of the fund's capital having been drawn, with the balance (31.3%) still available for investment. The majority of this undrawn capital is allocated to funds that invest in southeast industrial, urban retail and workforce apartment strategies, respectively. We expect that managers will find interesting investment opportunities for this capital, although a portion of the Fund's undrawn capital is likely to be used to reduce debt financing in some of the funds which invested during more aggressive times.

Certain of the underlying funds are facing more challenges than others, as is discussed in the YOUR PORTFOLIO section. In particular, Legacy II and RREEF III have serious refinancing issues, and Transwestern has issues regarding collateral value of their mortgage investments. We have made valuation adjustments to both Legacy II and Transwestern, as well as the majority of the others, as discussed below. RREEF III is an open-end Fund that provides a valuation within 30 days of quarter-end and has been aggressive in marking down their portfolio, so we have not made an adjustment to their March 31, 2009 valuation.

VALUATION

Portfolio valuation is a primary issue for any investment manager today, particularly in the private equity world, where there are no listed prices for the majority of the securities we own. In the commercial real estate sector, transaction volumes have declined precipitously, leaving precious little data for analysts to rely upon. Nevertheless, under U.S. generally accepted accounting principles (GAAP) your Fund is required to present the value of its investments at "Fair Value" as of the date of our report.

By necessity, we set the Fund's Net Asset Value each quarter based on the most recent Net Asset Value information provided to us by each of the underlying fund managers, usually for the prior quarter. This quarter lag presents a manageable valuation issue during "normal" times. With the precipitous economic and capital market declines taking place during the second half of 2008 and early 2009, we have found it necessary to undertake additional analysis and deliberation and to make significantly greater valuation adjustments than have been made in prior quarters.

As always, we began with the latest Net Asset Value and other financial information available for each fund, which ranged from third quarter 2008 to first quarter 2009 financials depending on report availability. We then reviewed the activities of each fund including redevelopment, leasing and refinancing status. Thereafter, on a case-by-case basis we determined whether it would be prudent, and necessary under U.S. GAAP to make a valuation adjustment to the latest NAV provided by each manager. The adjustments fell into three categories: cases where we believed (a) that the fund's distributions would be diminished and/or delayed due to economic conditions; (b) that the valuations of the existing portfolios of the funds had diminished; and, (c) where near-term refinancing is necessary, and there is some probability that a recapitalization would result in dilution to the existing equity ownership.

In total, for this latest quarter we adjusted the valuations for eight of our 14 underlying funds, with an aggregate adjustment of $2.8 million. If we had not made these adjustments, the NAV of the Fund would be higher by 8.4%. We note that last quarter we made a valuation adjustment of $4.6 million. Subsequently, the funds reduced their aggregate NAV by $3.0 million or nearly 65% of our valuation adjustment. In the future, for each underlying fund we will continue to determine quarterly whether to create, increase, decrease or maintain an adjustment in order to provide you with our best estimate of the net asset value of the Fund.

OUTLOOK

We continue to believe that the balance of 2009 will be extremely difficult financially, particularly for real estate investors. Fortunately, the Fund has capital to invest, and by-and-large was invested in defensive strategies. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,


/s/ Edward M. Casal                     /s/ Russell H. Bates
-------------------------------------   ----------------------------------------
Edward M. Casal                         Russell H. Bates
Chairman and                            Executive Vice President
Chief Executive Officer

Our View

"BRACE FOR IMPACT..."

 Captain Chesley Sullenberger of US Airways flight 1549 preparing cabin and crew for a water landing in New York City's Hudson River - Jan 15, 2009

Landing an Airbus A320 in the icy waters of New York's Hudson River with no forward power is no easy task. In fact, there is no record of a successful commercial aircraft landing on water, ever. And yet, despite a flock of geese intercepting this flight's trajectory, all 155 cabin and crew members of US Airways flight 1549 made it home safely. How was this possible, you might be wondering? Contingency planning.

Pilots routinely go through checklists to ensure that all standard safety precautions have been taken. However, knowing that safety precaution checklists are virtually useless during the course of an emergency, the airline industry has crafted emergency procedure guidelines that even apply to previously unencountered circumstances. Put another way, a risk management group in the airline industry was tasked with conjuring up all the horrifying "what-if" scenarios and drafting a responsive plan of action that was effective despite being broadly applicable.

For too many in the investment industry contingency planning was ignored at best or, at worse, not even conjured. Now that it's abundantly clear to even the most optimistic among us that base case assumptions were wildly inaccurate, we must consider next steps in an alternate world.

This quarter we review the intensity of the global economic hard landing and consider where we are. We also look forward both with regard to the global economy, as well as to the commercial real estate markets - with a focus on the global cities. Ultimately, this storm will pass, and we must remember that our primary business task was, is and always will be to look forward. Accordingly, we now consider the ways in which the truly global cities integrate with the rest of the world. An understanding of these processes may help real estate practitioners better position investment portfolios, particularly in an increasingly multi-polar and urbanized world.

THE GLOBAL ECONOMY - FLOATING ON THIN ICE

As anticipated in last quarter's Our View, year end 2008 financial figures worldwide were dismal. For investment portfolios across the globe past performance has been horrific for anything but a U.S. government bond fund - leading some to quip that "down 20% is the new par..." It's not so amusing to some though, particularly retirees who will not have the time to benefit from eventual market recovery.

In our view, the next six months will continue to be replete with negative and perhaps even shocking news as the global slowdown gets progressively worse before it gets better. Despite massive intervention, the current financial crisis has deeply frightened consumers and businesses. It is evident to us that this recession, in effect the collapse-phase of unsustainable global imbalances, will be the deepest since the 1930s and the modern economy's first truly global recession - lead by plummeting world GDP, increasing unemployment, decreasing world trade, and declining consumer net worth. Of note, global loss of wealth now exceeds $50 trillion, nearly half of world annual GDP - the last time this happened was also in the 1930s.(1)

----------
(1)  Board of Governors of the Federal Reserve. www.federalreserve.gov.

WORLD ECONOMIC GROWTH(2)

The world economy grew 3.3% in 2008, according to the International Monetary Fund - its worst showing in six years, though still above the circa 2% growth troughs of recessions in the early 1980s, 1990s and 2000s. Advanced economies grew 1% in 2008, their slowest pace since 1980. As in past years, emerging and developing economies proved to be the fuel providers for the global growth engine, but even they suffered; the 6% growth in emerging and developing economies was the weakest posting in six years.

We have little doubt that 2009 will be economically tumultuous. The IMF now predicts world economic growth of 0.5% in 2009, with advanced economies contracting 1.9%. Both figures represent lows not seen since World War II. Emerging and developing economies are also projected to grow at ten year low rates of 3.3% in 2009. Although the IMF forecasts global growth picking up to 3% in 2010, their most recent Global Outlook disclaims that this estimate is highly uncertain.

                                    WORLD GDP

                               (PERFORMANCE GRAPH)

                    Emerging and
         Advanced    Developing
        Economies     Economies     World
        ---------   ------------   ------
 1970     3.8895       7.3569      5.0182
 1971     3.6691       6.3498      4.5561
 1972     5.3895        5.883      5.5531
 1973     6.3375       7.9031      6.8611
 1974     0.9045        6.232       2.747
 1975     0.1872        4.553      1.7379
 1976      4.964       6.1208      5.3768
 1977     3.8353       5.2074      4.3286
 1978     4.3671       4.7322      4.4986
 1979     3.8629       3.5894      3.7648
 1980     0.9545       3.8648       2.016
 1981     1.7901       2.9249      2.2063
 1982     0.1409       2.1519      0.8866
 1983     2.8959       2.6387      2.8008
 1984     4.6644        4.473      4.5938
 1985     3.6856       3.5659      3.6415
 1986     3.3213       3.7629      3.4842
 1987      3.587       3.8735      3.6928
 1988     4.6999       4.1401      4.4942
 1989     3.9548       3.3016      3.7161
 1990     3.0284        2.784      2.9395
 1991     1.4126       1.5791      1.4731
 1992     2.1867       1.7611      2.0333
 1993     1.4057       3.0766      2.0119
 1994      3.433       3.2901      3.3814
 1995     2.8304        4.041      3.2698
 1996     2.9703       5.0697      3.7414
 1997     3.4814       4.9868       4.039
 1998     2.5613        2.495      2.5368
 1999     3.5191       3.5407      3.5271
 2000     3.9585        5.945      4.7013
 2001     1.2388       3.7676      2.1983
 2002     1.6194       4.7502      2.8286
 2003     1.9144       6.2359      3.6254
 2004     3.1924       7.5062      4.9436
 2005     2.5577       7.1078      4.4471
 2006     2.9634        7.912      5.0732
 2007     2.6807       8.3188      5.1535
 2008     0.9967       6.2656       3.373
 2009    -1.9549       3.3041      0.4863
2010E     1.1342       5.0157      2.9789

UNEMPLOYMENT(3)

The U.S. economy shed 651,000 jobs in February causing unemployment to spike to 8.1%, a level not seen in 25 years and a phenomenon almost certain to put downward pricing pressure on real estate of all product types. In fact, in the past 40 years, unemployment has only reached higher levels between 1981-1983 and in 1975. Ominously, 2.6 million jobs were lost in the four months starting November 2008 and ending February 2009, a figure equal to aggregate 2008 job losses. Going forward, unemployment looks set to follow a path similar to that seen in the deep recessions of the 1970s and 1980s, rather than the relatively shallow recessions of the 1990s and 2000s. At its current 8.1%, it is now possible that unemployment may exceed the previous post World War II peak of 10.8%, reached in the early 1980s.

----------
(2) Information in this section is attributed to the International Monetary Fund, www.imf.org.

(3) Information in this section is attributed to the United States Bureau of Labor Statistics, www.bls.gov.

                              US UNEMPLOYMENT RATE

                              (PERFORMANCE GRAPH)

  YEAR     PERIOD   VALUE
  ----     ------   -----
  1970       Jan      3.9
  1970       FEB      4.2
  1970       MAR      4.4
  1970       APR      4.6
  1970       MAY      4.8
  1970       JUN      4.9
  1970       JUL        5
  1970       AUG      5.1
  1970       SEP      5.4
  1970       OCT      5.5
  1970       NOV      5.9
  1970       DEC      6.1
  1971       JAN      5.9
  1971       FEB      5.9
  1971       MAR        6
  1971       APR      5.9
  1971       MAY      5.9
  1971       JUN      5.9
  1971       JUL        6
  1971       AUG      6.1
  1971       SEP        6
  1971       OCT      5.8
  1971       NOV        6
  1971       DEC        6
  1972       JAN      5.8
  1972       FEB      5.7
  1972       MAR      5.8
  1972       APR      5.7
  1972       MAY      5.7
  1972       JUN      5.7
  1972       JUL      5.6
  1972       AUG      5.6
  1972       SEP      5.5
  1972       OCT      5.6
  1972       NOV      5.3
  1972       DEC      5.2
  1973       JAN      4.9
  1973       FEB        5
  1973       MAR      4.9
  1973       APR        5
  1973       MAY      4.9
  1973       JUN      4.9
  1973       JUL      4.8
  1973       AUG      4.8
  1973       SEP      4.8
  1973       OCT      4.6
  1973       NOV      4.8
  1973       DEC      4.9
  1974       JAN      5.1
  1974       FEB      5.2
  1974       MAR      5.1
  1974       APR      5.1
  1974       MAY      5.1
  1974       JUN      5.4
  1974       JUL      5.5
  1974       AUG      5.5
  1974       SEP      5.9
  1974       OCT        6
  1974       NOV      6.6
  1974       DEC      7.2
  1975       JAN      8.1
  1975       FEB      8.1
  1975       MAR      8.6
  1975       APR      8.8
  1975       MAY        9
  1975       JUN      8.8
  1975       JUL      8.6
  1975       AUG      8.4
  1975       SEP      8.4
  1975       OCT      8.4
  1975       NOV      8.3
  1975       DEC      8.2
  1976       JAN      7.9
  1976       FEB      7.7
  1976       MAR      7.6
  1976       APR      7.7
  1976       MAY      7.4
  1976       JUN      7.6
  1976       JUL      7.8
  1976       AUG      7.8
  1976       SEP      7.6
  1976       OCT      7.7
  1976       NOV      7.8
  1976       DEC      7.8
  1977       JAN      7.5
  1977       FEB      7.6
  1977       MAR      7.4
  1977       APR      7.2
  1977       MAY        7
  1977       JUN      7.2
  1977       JUL      6.9
  1977       AUG        7
  1977       SEP      6.8
  1977       OCT      6.8
  1977       NOV      6.8
  1977       DEC      6.4
  1978       JAN      6.4
  1978       FEB      6.3
  1978       MAR      6.3
  1978       APR      6.1
  1978       MAY        6
  1978       JUN      5.9
  1978       JUL      6.2
  1978       AUG      5.9
  1978       SEP        6
  1978       OCT      5.8
  1978       NOV      5.9
  1978       DEC        6
  1979       JAN      5.9
  1979       FEB      5.9
  1979       MAR      5.8
  1979       APR      5.8
  1979       MAY      5.6
  1979       JUN      5.7
  1979       JUL      5.7
  1979       AUG        6
  1979       SEP      5.9
  1979       OCT        6
  1979       NOV      5.9
  1979       DEC        6
  1980       JAN      6.3
  1980       FEB      6.3
  1980       MAR      6.3
  1980       APR      6.9
  1980       MAY      7.5
  1980       JUN      7.6
  1980       JUL      7.8
  1980       AUG      7.7
  1980       SEP      7.5
  1980       OCT      7.5
  1980       NOV      7.5
  1980       DEC      7.2
  1981       JAN      7.5
  1981       FEB      7.4
  1981       MAR      7.4
  1981       APR      7.2
  1981       MAY      7.5
  1981       JUN      7.5
  1981       JUL      7.2
  1981       AUG      7.4
  1981       SEP      7.6
  1981       OCT      7.9
  1981       NOV      8.3
  1981       DEC      8.5
  1982       JAN      8.6
  1982       FEB      8.9
  1982       MAR        9
  1982       APR      9.3
  1982       MAY      9.4
  1982       JUN      9.6
  1982       JUL      9.8
  1982       AUG      9.8
  1982       SEP     10.1
  1982       OCT     10.4
  1982       NOV     10.8
  1982       DEC     10.8
  1983       JAN     10.4
  1983       FEB     10.4
  1983       MAR     10.3
  1983       APR     10.2
  1983       MAY     10.1
  1983       JUN     10.1
  1983       JUL      9.4
  1983       AUG      9.5
  1983       SEP      9.2
  1983       OCT      8.8
  1983       NOV      8.5
  1983       DEC      8.3
  1984       JAN        8
  1984       FEB      7.8
  1984       MAR      7.8
  1984       APR      7.7
  1984       MAY      7.4
  1984       JUN      7.2
  1984       JUL      7.5
  1984       AUG      7.5
  1984       SEP      7.3
  1984       OCT      7.4
  1984       NOV      7.2
  1984       DEC      7.3
  1985       JAN      7.3
  1985       FEB      7.2
  1985       MAR      7.2
  1985       APR      7.3
  1985       MAY      7.2
  1985       JUN      7.4
  1985       JUL      7.4
  1985       AUG      7.1
  1985       SEP      7.1
  1985       OCT      7.1
  1985       NOV        7
  1985       DEC        7
  1986       JAN      6.7
  1986       FEB      7.2
  1986       MAR      7.2
  1986       APR      7.1
  1986       MAY      7.2
  1986       JUN      7.2
  1986       JUL        7
  1986       AUG      6.9
  1986       SEP        7
  1986       OCT        7
  1986       NOV      6.9
  1986       DEC      6.6
  1987       JAN      6.6
  1987       FEB      6.6
  1987       MAR      6.6
  1987       APR      6.3
  1987       MAY      6.3
  1987       JUN      6.2
  1987       JUL      6.1
  1987       AUG        6
  1987       SEP      5.9
  1987       OCT        6
  1987       NOV      5.8
  1987       DEC      5.7
  1988       JAN      5.7
  1988       FEB      5.7
  1988       MAR      5.7
  1988       APR      5.4
  1988       MAY      5.6
  1988       JUN      5.4
  1988       JUL      5.4
  1988       AUG      5.6
  1988       SEP      5.4
  1988       OCT      5.4
  1988       NOV      5.3
  1988       DEC      5.3
  1989       JAN      5.4
  1989       FEB      5.2
  1989       MAR        5
  1989       APR      5.2
  1989       MAY      5.2
  1989       JUN      5.3
  1989       JUL      5.2
  1989       AUG      5.2
  1989       SEP      5.3
  1989       OCT      5.3
  1989       NOV      5.4
  1989       DEC      5.4
  1990       JAN      5.4
  1990       FEB      5.3
  1990       MAR      5.2
  1990       APR      5.4
  1990       MAY      5.4
  1990       JUN      5.2
  1990       JUL      5.5
  1990       AUG      5.7
  1990       SEP      5.9
  1990       OCT      5.9
  1990       NOV      6.2
  1990       DEC      6.3
  1991       JAN      6.4
  1991       FEB      6.6
  1991       MAR      6.8
  1991       APR      6.7
  1991       MAY      6.9
  1991       JUN      6.9
  1991       JUL      6.8
  1991       AUG      6.9
  1991       SEP      6.9
  1991       OCT        7
  1991       NOV        7
  1991       DEC      7.3
  1992       JAN      7.3
  1992       FEB      7.4
  1992       MAR      7.4
  1992       APR      7.4
  1992       MAY      7.6
  1992       JUN      7.8
  1992       JUL      7.7
  1992       AUG      7.6
  1992       SEP      7.6
  1992       OCT      7.3
  1992       NOV      7.4
  1992       DEC      7.4
  1993       JAN      7.3
  1993       FEB      7.1
  1993       MAR        7
  1993       APR      7.1
  1993       MAY      7.1
  1993       JUN        7
  1993       JUL      6.9
  1993       AUG      6.8
  1993       SEP      6.7
  1993       OCT      6.8
  1993       NOV      6.6
  1993       DEC      6.5
  1994       JAN      6.6
  1994       FEB      6.6
  1994       MAR      6.5
  1994       APR      6.4
  1994       MAY      6.1
  1994       JUN      6.1
  1994       JUL      6.1
  1994       AUG        6
  1994       SEP      5.9
  1994       OCT      5.8
  1994       NOV      5.6
  1994       DEC      5.5
  1995       JAN      5.6
  1995       FEB      5.4
  1995       MAR      5.4
  1995       APR      5.8
  1995       MAY      5.6
  1995       JUN      5.6
  1995       JUL      5.7
  1995       AUG      5.7
  1995       SEP      5.6
  1995       OCT      5.5
  1995       NOV      5.6
  1995       DEC      5.6
  1996       JAN      5.6
  1996       FEB      5.5
  1996       MAR      5.5
  1996       APR      5.6
  1996       MAY      5.6
  1996       JUN      5.3
  1996       JUL      5.5
  1996       AUG      5.1
  1996       SEP      5.2
  1996       OCT      5.2
  1996       NOV      5.4
  1996       DEC      5.4
  1997       JAN      5.3
  1997       FEB      5.2
  1997       MAR      5.2
  1997       APR      5.1
  1997       MAY      4.9
  1997       JUN        5
  1997       JUL      4.9
  1997       AUG      4.8
  1997       SEP      4.9
  1997       OCT      4.7
  1997       NOV      4.6
  1997       DEC      4.7
  1998       JAN      4.6
  1998       FEB      4.6
  1998       MAR      4.7
  1998       APR      4.3
  1998       MAY      4.4
  1998       JUN      4.5
  1998       JUL      4.5
  1998       AUG      4.5
  1998       SEP      4.6
  1998       OCT      4.5
  1998       NOV      4.4
  1998       DEC      4.4
  1999       JAN      4.3
  1999       FEB      4.4
  1999       MAR      4.2
  1999       APR      4.3
  1999       MAY      4.2
  1999       JUN      4.3
  1999       JUL      4.3
  1999       AUG      4.2
  1999       SEP      4.2
  1999       OCT      4.1
  1999       NOV      4.1
  1999       DEC        4
  2000       JAN        4
  2000       FEB      4.1
  2000       MAR        4
  2000       APR      3.8
  2000       MAY        4
  2000       JUN        4
  2000       JUL        4
  2000       AUG      4.1
  2000       SEP      3.9
  2000       OCT      3.9
  2000       NOV      3.9
  2000       DEC      3.9
  2001       JAN      4.2
  2001       FEB      4.2
  2001       MAR      4.3
  2001       APR      4.4
  2001       MAY      4.3
  2001       JUN      4.5
  2001       JUL      4.6
  2001       AUG      4.9
  2001       SEP        5
  2001       OCT      5.3
  2001       NOV      5.5
  2001       DEC      5.7
  2002       JAN      5.7
  2002       FEB      5.7
  2002       MAR      5.7
  2002       APR      5.9
  2002       MAY      5.8
  2002       JUN      5.8
  2002       JUL      5.8
  2002       AUG      5.7
  2002       SEP      5.7
  2002       OCT      5.7
  2002       NOV      5.9
  2002       DEC        6
  2003       JAN      5.8
  2003       FEB      5.9
  2003       MAR      5.9
  2003       APR        6
  2003       MAY      6.1
  2003       JUN      6.3
  2003       JUL      6.2
  2003       AUG      6.1
  2003       SEP      6.1
  2003       OCT        6
  2003       NOV      5.8
  2003       DEC      5.7
  2004       JAN      5.7
  2004       FEB      5.6
  2004       MAR      5.8
  2004       APR      5.6
  2004       MAY      5.6
  2004       JUN      5.6
  2004       JUL      5.5
  2004       AUG      5.4
  2004       SEP      5.4
  2004       OCT      5.5
  2004       NOV      5.4
  2004       DEC      5.4
  2005       JAN      5.2
  2005       FEB      5.4
  2005       MAR      5.2
  2005       APR      5.2
  2005       MAY      5.1
  2005       JUN      5.1
  2005       JUL        5
  2005       AUG      4.9
  2005       SEP        5
  2005       OCT        5
  2005       NOV        5
  2005       DEC      4.8
  2006       JAN      4.7
  2006       FEB      4.8
  2006       MAR      4.7
  2006       APR      4.7
  2006       MAY      4.7
  2006       JUN      4.6
  2006       JUL      4.7
  2006       AUG      4.7
  2006       SEP      4.5
  2006       OCT      4.4
  2006       NOV      4.5
  2006       DEC      4.4
  2007       JAN      4.6
  2007       FEB      4.5
  2007       MAR      4.4
  2007       APR      4.5
  2007       MAY      4.5
  2007       JUN      4.6
  2007       JUL      4.7
  2007       AUG      4.7
  2007       SEP      4.7
  2007       OCT      4.8
  2007       NOV      4.7
  2007       DEC      4.9
  2008       JAN      4.9
  2008       FEB      4.8
  2008       MAR      5.1
  2008       APR        5
  2008       MAY      5.5
  2008       JUN      5.6
  2008       JUL      5.8
  2008       AUG      6.2
  2008       SEP      6.2
  2008       OCT      6.6
  2008       NOV      6.8
  2008       DEC      7.2
2009 YTD     JAN      7.6
2009 YTD     FEB      8.1
2009 YTD    MARCH     8.5

In total, 3.6 million jobs have now been lost since employment peaked in 2007, which does not bode well for real estate valuations in the near term. Healthy labor markets are a foundation for real estate values, as businesses require office space, produce output that often requires warehousing and provide salaries that fuel employee disposable income. Conversely, unhealthy labor markets result in a demand drain across all real estate sectors.

            US UNEMPLOYMENT RATE - REBASED TO THE PEAK OF THE CYCLE

                              (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

WORLD EXPORTS

Following a bleak fourth quarter, world goods exports plunged in January 2009, which, in particular will hurt warehouse and flex space valuations globally. The world's three largest exporters, China, Germany and the U.S. respectively, all experienced double digit year-over-year losses in January in total goods exported. Germany's 31% year-over-year decline, which was the most severe of the big three, puts German exports back at 2006 levels after having peaked at $141 billion in April 2008. At $82 billion of goods exported in January, U.S. exports are now at 2006 levels, having peaked at $120 billion in July 2008. January's 21% decline in U.S. goods exports is the first export contraction since 2003.

                                 GOODS EXPORTS

                              (PERFORMANCE GRAPH)

                        Total Exports              Y-o-Y Change
                 --------------------------   ---------------------
                    US     Germany    China    US   Germany   China
                 -------   -------   ------   ---   -------   -----
        Jan-05    71,119    80.202   50.727
        Feb-05    71,585    77.762   44.276
        Mar-05    72,153     86.02   60.845
        Apr-05    75,086    83.494   62.084
        May-05    74,310    80.713   58.422
        Jun-05    74,332    83.592    65.93
        Jul-05    74,497    77.645   65.532
        Aug-05    75,777    77.763   68.372
        Sep-05    73,330    85.045   70.148
        Oct-05    75,780    82.408   68.025
        Nov-05    77,477    84.284   72.195
        Dec-05    79,186      79.0     75.4
        Jan-06    80,577      82.6     65.1    13%      3%      28%
        Feb-06    81,421      83.5     54.1    14%      7%      22%
Q1 06   Mar-06    82,682      92.1     78.0    15%      7%      28%
        Apr-06    82,749      85.4     76.8    10%      2%      24%
        May-06    84,171      92.3     73.1    13%     14%      25%
Q2 06   Jun-06    86,412      92.5     81.3    16%     11%      23%
        Jul-06    84,645      92.2     80.3    14%     19%      23%
        Aug-06    87,080      88.5     90.7    15%     14%      33%
Q3 06   Sep-06    87,553     100.8     91.6    19%     18%      31%
        Oct-06    87,983     105.5     88.1    16%     28%      30%
        Nov-06    89,005     109.6     95.8    15%     30%      33%
Q4 06   Dec-06    88,834      97.0     94.0    12%     23%      25%
        Jan-07    90,257     100.6     86.6    12%     22%      33%
        Feb-07    89,007     101.5     82.1     9%     21%      52%
Q1 07   Mar-07    91,054     111.0     83.6    10%     20%       7%
        Apr-07    91,210     106.5     97.5    10%     25%      27%
        May-07    93,411     106.6     94.1    11%     15%      29%
Q2 07   Jun-07    94,867     109.8    103.4    10%     19%      27%
        Jul-07    97,502     111.6    107.7    15%     21%      34%
        Aug-07    98,524     105.8    111.4    13%     20%      23%
Q3 07   Sep-07    99,468     113.5    112.3    14%     13%      23%
        Oct-07   100,371     126.4    107.7    14%     20%      22%
        Nov-07   100,968     128.8    117.5    13%     18%      23%
Q4 07   Dec-07   101,842     106.9    114.3    15%     10%      22%
        Jan-08   104,598     124.0    109.6    16%     23%      27%
        Feb-08   108,009     124.6     87.3    21%     23%       6%
Q1 08   Mar-08   104,941     130.0    108.9    15%     17%      30%
        Apr-08   109,971     141.3    118.7    21%     33%      22%
        May-08   110,910     125.5    120.5    19%     18%      28%
Q2 08   Jun-08   116,167     137.3    121.1    22%     25%      17%
        Jul-08   120,746     137.2    136.6    24%     23%      27%
        Aug-08   117,798     113.3    134.8    20%      7%      21%
Q3 08   Sep-08   107,728     125.3    136.4     8%     10%      21%
        Oct-08   104,709     119.4    128.3     4%     -6%      19%
        Nov-08    97,044      97.8    115.0    -4%    -24%      -2%
Q4 08   Dec-08    88,752      93.4    111.2   -13%    -13%      -3%
        Jan-09    82,203      85.0     90.5   -21%    -31%     -17%

In total, the Economist Intelligence Unit projects high single digit to low double digit declines for goods exports in China, the U.S. and Germany respectively in 2009. The severe contraction in world trade may have a disproportionately negative affect on coastal and port markets in the near term, as these markets experienced the greatest appreciation in recent years.

U.S. HOUSEHOLDS' NET WORTH(4)

U.S. Households' net worth plummeted 18% in 2008 and 9% alone in the fourth quarter of 2008, the largest decline in more than half a century of record keeping by the Federal Reserve. The decline was the sixth straight quarterly decline, underscoring the challenges U.S. families are facing and the reality that retail real estate is likely to suffer until net worth begins expanding once more. Family net worth hit an all-time high of $63 trillion in the second quarter of 2007 and has since fallen 20% to $51 trillion or 2005 levels. In 2008 alone, household net worth fell by $11.2 trillion. Household borrowing also contracted at a 2% annual rate in the fourth quarter, the first quarterly decline on record.

----------
(4) Unless otherwise indicated, all information in this section is attributed to the Board of Governors of the Federal Reserve System.
     www.federalreserve.gov.

                        US HOUSEHOLDS NET WORTH 1990-2008

                              (PERFORMANCE GRAPH)

       US$ Trillions
       -------------
1979         8.2
1980         9.4        15%
1981        10.2         9%
1982        10.9         7%
1983        11.8         8%
1984        12.7         8%
1985        14.2        12%
1986        15.6        10%
1987        16.7         7%
1988        18.2         9%
1989        19.8         9%
1990        20.2         2%
1991        21.8         8%
1992        22.8         5%
1993        24.1         6%
1994        24.9         3%
1995        27.6        11%
1996        29.7         8%
1997        33.2        12%
1998        37.1        12%
1999        42.1        13%
2000          42         0%
2001        41.7        -1%
2002        40.5        -3%
2003        46.3        14%
2004        51.8        12%
2005          58        12%
2006        62.2         7%
2007        62.6         1%
2008        51.4       -18%

Declines in consumer and business confidence suggest that sales will continue to shrink rapidly, adversely impacting retail real estate. The Conference Board's Consumer Confidence Index fell to 25 in February, its lowest level since its 1967 inception. The index's new low is a sign that spending will continue to be tight. "Increasing concerns about business conditions, employment and earnings have further sapped confidence and driven expectations to their lowest level ever," said Lynn Franco, Director of the Conference Board's Research Center.(5)

                           CONSUMER CONFIDENCE INDEX

                              (PERFORMANCE GRAPH)

       Jun-97   129.9
       Jul-97   126.3
       Aug-97   127.6
       Sep-97   130.2
       Oct-97   123.4
       Nov-97   128.1
       Dec-97   136.2
1998   Jan-98   128.3
       Feb-98   137.4
       Mar-98   133.8
       Apr-98   137.2
       May-98   136.3
       Jun-98   138.2
       Jul-98   137.2
       Aug-98   133.1
       Sep-98   126.4
       Oct-98   119.3
       Nov-98   126.4
       Dec-98   126.7
1999   Jan-99   128.9
       Feb-99   133.1
       Mar-99     134
       Apr-99   135.5
       May-99   137.7
       Jun-99     139
       Jul-99   136.2
       Aug-99     136
       Sep-99   134.2
       Oct-99   130.5
       Nov-99     137
       Dec-99   141.7
2000   Jan-00   144.7
       Feb-00   140.8
       Mar-00   137.1
       Apr-00   137.7
       May-00   144.7
       Jun-00   139.2
       Jul-00     143
       Aug-00   140.8
       Sep-00   142.5
       Oct-00   135.8
       Nov-00   132.6
       Dec-00   128.6
2001   Jan-01   115.7
       Feb-01   109.2
       Mar-01   116.9
       Apr-01   109.9
       May-01   116.1
       Jun-01   118.9
       Jul-01   116.3
       Aug-01     114
       Sep-01      97
       Oct-01    85.3
       Nov-01    84.9
       Dec-01    94.6
2002   Jan-02    97.8
       Feb-02      95
       Mar-02   110.7
       Apr-02   108.5
       May-02   110.3
       Jun-02   106.3
       Jul-02    97.4
       Aug-02    94.5
       Sep-02    93.7
       Oct-02    79.6
       Nov-02    84.9
       Dec-02    80.7
2003   Jan-03    78.8
       Feb-03    64.8
       Mar-03    61.4
       Apr-03      81
       May-03    83.6
       Jun-03    83.5
       Jul-03      77
       Aug-03    81.7
       Sep-03      77
       Oct-03    81.7
       Nov-03    92.5
       Dec-03    94.8
2004   Jan-04    97.7
       Feb-04    88.5
       Mar-04    88.5
       Apr-04      93
       May-04    93.1
       Jun-04   102.8
       Jul-04   105.7
       Aug-04    98.7
       Sep-04    96.7
       Oct-04    92.9
       Nov-04    92.6
       Dec-04   102.7
2005   Jan-05   105.1
       Feb-05   104.4
       Mar-05     103
       Apr-05    97.5
       May-05   103.1
       Jun-05   106.2
       Jul-05   103.6
       Aug-05   105.5
       Sep-05    87.5
       Oct-05    85.2
       Nov-05    98.3
       Dec-05   103.8
2006   Jan-06   106.8
       Feb-06   102.7
       Mar-06   107.5
       Apr-06   109.8
       May-06   104.7
       Jun-06   105.4
       Jul-06     107
       Aug-06   100.2
       Sep-06   105.9
       Oct-06   105.1
       Nov-06   105.3
       Dec-06     110
2007   Jan-07   110.2
       Feb-07   111.2
       Mar-07   108.2
       Apr-07   106.3
       May-07   108.5
       Jun-07   105.3
       Jul-07   111.9
       Aug-07   105.6
       Sep-07    99.5
       Oct-07    95.2
       Nov-07    87.8
       Dec-07    90.6
2008   Jan-08    87.3
       Feb-08    76.4
       Mar-08    65.9
       Apr-08    62.8
       May-08    58.1
       Jun-08      51
       Jul-08    51.9
       Aug-08    58.5
       Sep-08    61.4
       Oct-08    38.8
       Nov-08    44.7
       Dec-08    38.6
       Jan-09    37.4
       Feb-09      25

NOT YOUR TYPICAL RECOVERY

We believe investors should continue to position their investment portfolios defensively, by emphasizing acquisition value and cash flow over appreciation potential. This is because we expect a tepid and protracted recovery in the U.S. and in the nations that depend on the U.S. for trade (notably Japan and Mexico - but also including Europe and much of Asia). We do not see an aggressive "V-Shaped" recovery as we believe there is no other country that can pick up the consumption effort the way the U.S. did for such a long time, and the U.S. consumer (largely manifested in the Baby Boom cohort) has come to realize that retirement is at risk and is going to start a significant savings effort.

----------
(5) Consumer Confidence Survey Press Release. Conference Board. February 24, 2009. www.conference-board.org

Our outlook is driven by a view that this recession is not a typical post-war recession (of which there have been nine)(6) whereby rising inflationary pressures result in monetary tightening and an economic slow-down in response to higher interest rates. Richard Koo of Nomura Securities believes that the current recession is balance sheet driven, much like the Japanese recession of the 1990's, whereby deleveraging of the consumer and the financial sector is resulting in a massive demand drain throughout the economy.(7) We're inclined to agree.

The housing and credit market collapse has caused enormous losses among households and banks, resulting in a steep drop in discretionary consumer spending and a halt to lending. A review of the damage to balance sheets provides indications of why recovery will be slow. Households net worth peaked in mid-2007 at $64 trillion but fell to $51.5 trillion by the end of 2008, a 20% fall. At the same time, household debt peaked at 130% of income in 2008.(8) This willingness to accumulate debt derived from American spending more than their income (which had been falling in real terms since 2000), reflecting a positive wealth effect - households felt wealthier despite pressure on incomes because home and financial asset values were rising.

      HOUSEHOLD DEBT AS PERCENTAGE OF PERSONAL DISPOSABLE INCOME 1985-2008

                              (PERFORMANCE GRAPH)

Year   Household Debt (US$ Billions)         US GDP
----   -----------------------------   ------------------
1977            946,700,000,000         2,030,900,000,000   46.61%
1978          1,105,400,000,000         2,294,700,000,000   48.17%
1979          1,276,100,000,000         2,563,300,000,000   49.78%
1980          1,396,000,000,000         2,789,500,000,000   50.04%
1981          1,507,200,000,000         3,128,400,000,000   48.18%
1982          1,576,400,000,000         3,255,000,000,000   48.43%
1983          1,732,000,000,000         3,536,700,000,000   48.97%
1984          1,943,300,000,000         3,933,200,000,000   49.41%
1985          2,277,800,000,000         4,220,300,000,000   53.97%
1986          2,537,300,000,000         4,462,800,000,000   56.85%
1987          2,755,100,000,000         4,739,500,000,000   58.13%
1988          3,043,600,000,000         5,103,800,000,000   59.63%
1989          3,336,900,000,000         5,484,400,000,000   60.84%
1990          3,597,800,000,000         5,803,100,000,000   62.00%
1991          3,785,600,000,000         5,995,900,000,000   63.14%
1992          3,984,400,000,000         6,337,700,000,000   62.87%
1993          4,224,500,000,000         6,657,400,000,000   63.46%
1994          4,546,900,000,000         7,072,200,000,000   64.29%
1995          4,856,700,000,000         7,397,700,000,000   65.65%
1996          5,193,100,000,000         7,816,900,000,000   66.43%
1997          5,494,300,000,000         8,304,300,000,000   66.16%
1998          5,920,300,000,000         8,747,000,000,000   67.68%
1999          6,416,100,000,000         9,268,400,000,000   69.23%
2000          7,010,700,000,000         9,817,000,000,000   71.41%
2001          7,682,900,000,000        10,128,000,000,000   75.86%
2002          8,513,700,000,000        10,469,600,000,000   81.32%
2003          9,500,100,000,000        10,960,800,000,000   86.67%
2004         10,576,000,000,000        11,685,900,000,000   90.50%
2005         11,747,100,000,000        12,421,900,000,000   94.57%
2006         12,916,300,000,000        13,178,400,000,000   98.01%
2007         13,765,100,000,000        13,807,500,000,000   99.69%
2008         13,821,000,000,000        14,264,600,000,000   96.89%

Now the wealth effect has reversed with a vengeance as falling asset values and unemployment risk have frightened households into raising savings rates for the first time in years - from a stagnant 1-2% of income to nearly 5% now. A cut in personal consumption is the only way to increase savings if personal income is stagnant or declining. In our view, home prices still have a way to fall, and there is no precedent for equity markets to snap back from a 45% decline, in particular with moderate economic demand. Therefore it likely will take years before the consumer, which in recent history accounted for 70% of GDP, begins to drive the economy again.

The financial sector is in no better shape - probably worse. According to the International Monetary Fund, western financial institutions have realized $1 trillion of losses since the crisis began - and are likely to suffer another $1 trillion. The losses are eating into banks' capital and shrinking their ability to add assets by lending. Unfortunately, it is difficult to imagine that the scale of lending required to support economic recovery will materialize soon.

Dr. Koo argues that in order to repair their balance sheets, the private sector needs to move away from profit maximization to debt minimization. With the private sector deleveraging, newly created savings and

----------
(6)  National Bureau of Economic Research

(7)  The Holy Grail of Economics, Lessons from Japan's Great Recession, Richard
     C. Koo

(8)  Financial Times, April 6, 2009
debt repayments enter the banking system, but cannot leave the system due to lack of borrowers. In this type of recession, the economy will not enter self-sustaining growth until private sector balance sheets are repaired. We believe global deleveraging will continue until the majority of debt issued in the bubble years is refinanced, or extinguished through bankruptcy. For a number of reasons, the U.S. will no longer be able to serve as the borrower and spender of last resort resulting in a major drag on global growth for years to come as the world adjusts to a new reality. Government stimulus may alleviate the pain, as Dr. Koo argues happened in Japan. In any event, our view is that a tempered expectation of future economic growth is reasonable.

GLOBALIZATION AND THE CITIES

By definition, prudent long-term investors look beyond current economic conditions to consider where future investment opportunities will manifest themselves. This is not to say that investors blindly adhere to any strategy labeled "long-term"; rather, they look long-term to make current decisions. This distinction is an important one. When real estate investors look long-term, they consider two primary drivers: demographics and economics. Where populations and economic activity are expanding demand for real estate of all kinds will surely follow. Looking globally, we anticipate that the leading edge of real estate activity, as a result of demographic and economic growth, will continue to play out in the major global cities.

Cities are engines of growth for countries and the gateways to the resources of their regions. Cities are where most global commercial real estate currently resides, a fact that is not likely to change in the foreseeable future. The world's biggest and most interconnected cities help set global agendas and serve as the hubs for global integration. We focus at this time on the mega cities, because they have shown to be excellent long-term investment opportunities.

Global cities lead national commercial real estate development activity, exhibit extreme depth of human and institutional resources and have demonstrated resilience through recessions, depressions, famines, crime, scandal, as well as domestic and international conflict. As noted by Foreign Policy magazine, these global cities "host the biggest capital markets, elite universities, most diverse and well-educated populations, wealthiest multinationals, and most powerful international organizations and are connected to the rest of the world like nowhere else."(9) The cities that rise to the top are those that continue to forge global links, despite intensely complex economic environments.

A.T. Kearny and the Chicago Council on Global Affairs teamed up to produce a Global Cities Index, a comprehensive ranking of the ways in which cities are integrating with the rest of the world.(10) They analyzed a broad array of data and consulted with a number of renowned city experts and ranked metro areas according to 24 metrics across five dimensions. What's interesting is that these dimensions are the same criteria you might use to analyze the attributes of any commercial real estate environment - but provide a little more framework than might be typically utilized. The five elements include:

     BUSINESS ACTIVITY: The value of its capital markets, the number of Fortune Global 500 firms headquartered there, and the volume of goods that passes through the city.

     HUMAN CAPITAL: How well the city acts as a magnet for diverse groups of people and talent - including the size of the immigrant population, number of international schools and the percentage of residents with university degrees.

----------
(9) A.T. Kearney - The 2008 Global Cities Index. Foreign Policy. Nov/Dec 2008 www.foreignpolicy.com

(10) See above

     INFORMATION EXCHANGE: How well news and information is dispersed about the city and to the rest of the world, the number of international news bureaus, the amount of international news in leading local papers and the number of broadband subscribers.

     CULTURAL EXPERIENCE: The level of diverse attractions for international residents and travelers.

     POLITICAL ENGAGEMENT: The degree to which a city influences global policymaking and dialogue - an examination of the number of embassies, think tanks, international organizations, sister city relationships and political conferences hosted.

By pulling together a broad measures of cultural, social and policy indicators, as well as the more traditional economic and market measures, this index may provide a more complete picture of a city's global standing - and importantly for us, resiliency.

The survey reviewed 60 cities, including the expected (London, Tokyo, New York) and the new surging metropolises (Chongqing, Dhaka, Lagos), which tell us a great deal about the direction of globalization. The following chart highlights the top cities as well as a number of rising stars.

2008 GLOBAL CITIES INDEX - SELECTED DATA

                                                  Dimension Ranking
                             -----------------------------------------------------------
Overall                       Business    Human    Information    Cultural     Political
Ranking   City                Activity   Capital     Exchange    Experience   Engagement
-------   ----------------   ---------   -------   -----------   ----------   ----------
1         New York                1          1           4            3            2
2         London                  4          2           3            1            5
3         Paris                   3         11           1            2            4
4         Tokyo                   2          6           7            7            6
5         Hong Kong               5          5           6           26           40
6         Los Angeles            15          4          11            5           17
7         Singapore               6          7          15           37           16
8         Chicago                12          3          24           20           20
9         Seoul                   7         13           5           10           19
10        Toronto                26         10          18            4           24
11        Washington DC          35         17          10           14            1
12        Beijing                 9         22          28           19            7
20        Shanghai                8         25          42           35           18
25        Mexico City            34         23          32            9           11
28        Istanbul               32         13          34           43            8
31        Sao Paolo              16         36          31           27           23
37        Atlanta                38         24          39           21           32
41        New Delhi              47         50          20           46           35
49        Mumbai                 39         37          53           52           52
55        Ho Chi Minh City       55         52          58           53           58
59        Chongqing              60         60          56           47           57

SOURCE: FOREIGN POLICY - NOVEMBER/DECEMBER 2008

The results show that no city dominated the index, although New York comes close. And as diverse as the cities are, the most successful have one thing in common - they excel across multiple dimensions. Further, there does not appear to be a single correct path to becoming global - but there are models, and understanding those models and their real estate implications can improve our investment acumen. The following paths are highlighted by Foreign Policy.

GLOBAL PATHWAYS     DESCRIPTION                                                    EXAMPLES (RANK)
---------------     -----------                                                    ---------------
OPEN CITIES         Large cities with a free press, open markets, easy access to   New York (1)
                    information and technology, low barriers to foreign trade
                    and investment and abundant cultural opportunities. They       London (2)
                    often rely on heavy service industry and are outward
                    looking, rather than focused on domestic affairs.              Paris (3)

NATIONAL LEADER     Large cities that shape the collective identity of their       Tokyo (4)
                    countries. They usually have homogenous populations, and
                    their new urban policies tend to evoke a shared history.       Seoul (9)
                    They do well in international business, but not because they
                    are necessarily globally connected; in these places, foreign   Beijing (12)
                    firms can find something no other city offers.

LIFESTYLE CENTERS   Laid-back cities that enjoy a high quality of life and focus   Los Angeles (6)
                    on having fun. They attract worldly people and offer
                    cultural experiences to spare.                                 Toronto (10)

POLICY HUBS         Cities with outsized influence on national and international   Washington (11)
                    policy debates. Their think tanks, international
                    organizations, and political institutions shape policies       Brussels (13)
                    that affect all people, and they tend to be full of
                    diplomats and journalists from somewhere else.

REGIONAL GATEWAYS   Efficient economic powerhouses with favorable incentives for   Hong Kong (5)
                    businesses and easy access to the natural resources of their
                    region. They attract smart, well-trained people from around    Singapore (7)
                    the world, and they often must reinvent themselves to remain
                    competitive.                                                   Chicago (8)

PLATFORM CITIES     Large hubs in typically small countries that attract huge      Amsterdam (23)
                    amounts of investment through their strategic locations and
                    international connections. Firms don't set up shop in these    Dubai (27)
                    cities to invest in the local economy; they move there so
                    they can reach important foreign financial markets without     Copenhagen (36)
                    dealing with the region's political headaches.

SOURCE: FOREIGN POLICY - NOVEMBER/DECEMBER 2008

Building an investment portfolio of commercial real estate interests on a global basis requires a broad and penetrating analysis of demographics and economic activity, which lead to consumer-driven and business-driven demand as well as market access to understand current and future inventory. As investors in a long-term asset class, we must set our course to benefit from the prevailing beneficial winds, and contingency plan for difficult scenarios. With globalization a currently immutable trend, we focus on the pinnacles of urbanization - the global mega-cities - to help us understand why cities grow and to include these important factors in our investment decisions.

Your Portfolio

As of March 31, 2009, 68.7% of the capital committed by the Fund (an increase of less than three percentage points over last quarter) has been drawn by our underlying funds, with the balance remaining largely in short duration government sponsored agency mortgage backed securities and debt with the goal of capital preservation and moderate income production. Accordingly, we will continue to invest into real estate investments through the cycle, as underlying fund managers call down and deploy capital.

The valuations in our underlying funds' fourth quarter financial statements, on which this report is primarily based, do not account for further value deterioration experienced in the first quarter. With the audit cycle and corresponding internal and external valuation exercises, we anticipate continued sharp valuation declines during the first quarter, perhaps even exceeding the NCREIF Index's 7.33% blended decline.(1) Last quarter we made a valuation adjustment of $4.6 million to the Fund's portfolio to reflect our view that deterioration in the economy will likely lead to lower levels of leasing performance, delays in value realization, lower valuation multiples and increased refinancing risk. Our underlying funds subsequently reduced their aggregate valuations by $3.0 million through the end of Q4 2008. This quarter we have recorded a valuation adjustment of $2.8 million to reflect our view that real estate markets are still weakening.

Given the deteriorating global economy and its impact on commercial real estate, we again spent a great deal of time this quarter refining our outlook for the economy, poring over underlying funds' financial statements and having conversations with managers. We had in-person meetings with four managers during the first quarter (Guardian, Keystone, Legg Mason and RREEF) and held many other exchanges by phone and email with all our managers to review their status and exposure to recent market events in order to provide our investors with timely market analysis and as accurate a portfolio valuation as possible. Managers continued to report flattening tenant demand and slowing lease-up. Although the slowdown varies market to market, it is clear that the broader recessionary environment is affecting tenant demand for space. Going forward, the relative lack of new supply across most markets may help support real estate fundamentals when economic conditions improve.

At the current time, the portfolio faces a number of risks, of which the primary risk is refinance risk, particularly as a result of the usage of short term debt to fund long term investments and the inability to secure construction or permanent financing to repay existing debt. Refinance risk is particularly acute in the following two funds:

- Legacy II: In the fourth quarter, the external auditors of Legacy II raised a "going concern" consideration, as a result of the expected challenges the fund is facing in meeting a financial covenant on a borrowing facility. The covenant becomes effective in October 2009 and the Fund does not anticipate meeting the covenant in the normal course of business.

----------
(1)  National Council of Real Estate Investment Fiduciaries, www.ncrief.com

- RREEF: Subsequent to the end of first quarter of 2009, RREEF informed its investors that it is seeking a recapitalization in an amount up to $250 million, as a result of $1 billion of maturing debt through 2010, including $762 million in 2009 alone, respectively 55% and 43% of its total leverage. (In July 2008 we submitted a full redemption request for RREEF, our only open-end fund, however the fund has suspended redemptions indefinitely. The Fund remains in the redemption queue.)

Reducing debt exposure remains the foremost priority of both Legacy II and RREEF at the present time, and recapitalizations will likely be necessary to pay down existing debt positions and ensure both funds' solvency going forward. Such recapitalizations would have dilutive effects on our current investments. The Fund has invested $2.79 million of its $2.80 million commitment to Legacy II and $1.5 million of its $1.5 million commitment to RREEF, representing just over 10% of total commitments.

Also of concern is the portfolio's exposure to troubled mezzanine investments, representing 2% of total commitments. Similar to the situation described above, refinance risk and exposure to troubled mezzanine investments may result in funds seeking additional equity where debt is not available, which could result in dilution of certain portfolio investments. Finally, as also discussed below, the portfolio has limited exposure to bankrupt financial institutions as a result of global deleveraging.

We remain comfortable with the structure of the portfolio due to its diversification (both targeted and achieved), and we are actively monitoring the ongoing health of the real estate markets in which we have invested in light of the broader recessionary environment. The following charts detail the portfolio diversification targeted when the fund was launched:

                         ALLOCATED ASSET DIVERSIFICATION

                                   (PIE CHART)

Office                    31%
Multifamily               16%
Industrial                14%
Retail                    17%
Hotel                      3%
Student Housing            3%
Senior Housing             4%
Medical Office Building    3%
Self-Storage               3%
Manufactured Housing       1%
Data Center                2%
Private Residence Club     1%
Land                       1%
R & D                      2%
Condo                      1%

                      ALLOCATED GEOGRAPHIC DIVERSIFICATION

                                   (PIE CHART)

East      48%
Midwest    9%
South     19%
West      23%
Canada     1%

Based on the most recent available data, our 14 Underlying Funds' interests in real estate include equity interests in 650 properties, mezzanine loans secured by 193 properties, and five portfolio companies that directly own real estate.

The following charts illustrate the diversification achieved as a percentage of equity investments.(2)

                          ASSET DIVERSIFICATION TO DATE

                                   (PIE CHART)

                                         MHBS'S SHARE OF
                                        UNDERLYING FUND'S
ASSET CLASS               FUND EQUITY   EQUITY INVESTMENT     %
-----------               -----------   -----------------   -----
Office                     11,301,127       26,805,740      42.16%
Multifamily                 4,327,165       26,805,740      16.14%
Industrial                  2,057,144       26,805,740       7.67%
Retail                        523,094       26,805,740       1.95%
Condo                       1,139,285       26,805,740       4.25%
Hotel                       1,421,000       26,805,740       5.30%
Land                          491,854       26,805,740       1.83%
Medical Office Building       514,732       26,805,740       1.92%
Mixed Use                     284,830       26,805,740       1.06%
Other                         397,425       26,805,740       1.48%
Parking/Develop                68,526       26,805,740       0.26%
Self Storage                1,268,716       26,805,740       4.73%
Senior Housing              1,802,797       26,805,740       6.73%
Specialty                     197,067       26,805,740       0.74%
Student Housing               878,402       26,805,740       3.28%
Various                       132,575       26,805,740       0.49%
   TOTAL                   26,805,740                         100%

                        GEOGRAPHIC DIVERSIFICATION TO DATE

                                   (PIE CHART)

West      47.70%
East      21.90%
Midwest    2.40%
South     28.00%

Within the Fund's portfolio, we have concerns with investments representing $8.7 million of the $29.8 million that our underlying managers have called and invested through March 31, 2009. These investments represent 30% of the Fund's invested capital and 21% of the Fund's total capital commitments. Our concerns on these investments stem largely from declining operating fundamentals and near-term debt maturity risk. We continue to monitor the corresponding investments, and our valuation adjustments reflect these concerns.

In evaluating the portfolio, we note the intentionally limited exposure to distressed property sectors, such as condominiums, hotels and retail, and greater exposure to certain niche sectors, which should perform well relative to other investments during a downturn and traditionally attract less institutional capital. Readers of OUR VIEW will know of our long standing concern with condominium and hospitality investments in particular and any sector affected by the housing collapse in general. The portfolio's current construction, with only 13% of invested capital exposed to distressed property sectors, including land (2%), for-sale housing (4%), hotels (5%) and retail (2%), reflects our concerns that certain sectors were overheated. By comparison, niche strategies, including student housing (3%), senior housing (7%), self storage (5%) and medical office (2%), represent 17% of invested capital. While we anticipate the current credit crisis negatively affecting the value of all property types, it is our view that your portfolio's construction is relatively defensive, given its limited exposure to land, for-sale housing and hotel as well as necessity retail being the Fund's sole retail exposure.

In monitoring the portfolio, we note that capital calls have moderated somewhat, with drawn commitments having increased less than 3% during the first quarter. Based on our conversations with managers, we would anticipate that all of the Fund's capital will be called and used to reduce debt exposure, given the volatile credit markets, and exploit current market opportunity. This deleveraging, which will stabilize the portfolio at the cost of reducing returns, illustrates the credit crisis' effect on private equity.

----------
(2) As of March 31, 2008, date of most recently available diversification data for all underlying funds.

We also continue to monitor our underlying funds' exposure to refinance risk. As of December 31, 2008, we estimate the portfolio's weighted average share of underlying fund debt and total capitalization resulted in a debt to total capitalization ratio of 70%. Going forward, the portfolio's share of 2009 and 2010 maturing debt is 24% or $12.6 million, and 19% or $10.2 million, respectively. The portfolio does have exposure to near-term refinance risk, particularly through its investment in Legacy II and RREEF, as mentioned above.

To date, the portfolio has the following exposure to troubled mezzanine debt investments. Of the underlying fund's 86 mezzanine investments, ten assets are currently either real estate owned or have been fully written down with one additional investment being partially written down. In all, the Fund's weighted average equity exposure to troubled mezzanine investments is 2% of total underlying fund equity commitments.

The portfolio also has limited exposure to bankrupt financial institutions. Three of the underlying funds have limited exposure to AIG through insurance contracts, while one fund manager has exposure to AIG through an arrangement where a unit of AIG funded a percentage of a fund manager's GP Commitment for a fund that MHBS is not invested in; this arrangement is not expected to pose a risk to the portfolio. Two of the underlying funds were involved in four transactions where Lehman Brothers was either a participating senior lender or equity investor; write-offs related to Lehman Brothers' involvement have not been taken to date and are not expected.

In conclusion, at the end of the first quarter of 2009, forecasts for the macro-economy and commercial real estate remain extremely bleak. Although commercial property will continue its downward valuation trend in the near term, it is our view that commercial real estate will weather the storm and become profitable once more for seasoned investors. As with past quarters, we continue to believe that your portfolio is well invested in real estate strategies that are timely and diversified geographically and by property sector. We note that your portfolio has exposure to refinance risk, bankrupt institutions and distressed property sectors, three of the major risks associated with the current market. With 31.3% of the Fund's capital yet to be drawn, we expect many of the underlying funds to capture improved returns in a less competitive acquisition environment or reduce their debt load.

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                             STRATEGY            INVESTMENT
                                                        TARGET      ------------------------        TYPE
                                                       FUND SIZE      VALUE                    -------------
                                                     ($ MILLIONS)     ADDED    OPPORTUNISTIC   EQUITY   DEBT
                                                     ------------   --------   -------------   ------   ----
BARROW STREET REAL ESTATE INVESTMENT FUND III --        $  372         [ ]          [X]          [X]     [ ]
Focuses on middle-market ($5 to $25 million of
equity or mezzanine debt) opportunities that
typically are too small for larger opportunity
funds and yet too big for local operators. Barrow
Street pursues strategies that include: unique
commercial and residential development
opportunities; redevelopment and distressed
investments; cyclical repositioning and leasing of
existing commercial properties.

EXETER INDUSTRIAL VALUE FUND -- A value-add fund        $  357         [X]          [ ]          [X]     [ ]
focusing on industrial and flex properties in the
Eastern U.S. The Fund will implement a lease-up,
development or redevelopment strategy in
alternative markets to overheated primary markets,
such as the Northeast I-81 corridor over the
congested I-95 corridor; affordable Southeast
(Nashville, Memphis, Louisville, Tampa and
Orlando) market over Chicago, Indianapolis,
Dallas, Atlanta or Miami; and the growing eastern
port markets (Charleston, Norfolk, Jacksonville
and Savannah) benefiting from the overspill from
the west coast ports.

FIVE ARROWS REALTY SECURITIES IV -- Makes entity        $  445         [X]          [X]          [X]     [X]
level investments in operating company platforms
that utilize value added strategies. The Fund
provides real estate operating companies with
growth capital, financing expertise and hands-on
management experience in order to increase the
value of the underlying company

GUARDIAN REALTY FUND II -- Acquires Class B and B+      $  114         [X]          [X]          [X]     [ ]
commercial office buildings within the Washington
D.C. metropolitan area. The Fund targets assets
with high potential for value enhancement through
repositioning, re-tenanting, refurbishing and
intensive hands-on asset management. Target assets
are in highly desirable locations and at least 80%
leased to high quality tenants with below market
rents.

HARRISON STREET REAL ESTATE PARTNERS I -- An            $  209         [X]          [X]          [X]     [ ]
opportunistic allocator fund investing in student
housing, senior housing, medical office buildings,
self-storage and parking. The Fund will create
exclusive joint ventures with local operating
partners, streamlining deal flow and providing
flexible capital and capital market expertise.
Harrison Street has a team with experience
investing in these niche sectors as well as the
ability to thoroughly screen best-in-class
partners, structure exclusive joint venture
partnerships and provide capital market expertise
to the partners.

KEYSTONE PROPERTY FUND II -- Acquires                   $  150         [X]          [X]          [X]     [ ]
underperforming Class C/D properties at
significant market discounts and transforms them
through extensive redevelopment into Class B+/A
office buildings. The renovations are typically
done while tenants are still in place in order to
maintain positive current cash flow.

LEGACY PARTNERS REALTY FUND I -- Invests in office      $  331         [X]          [ ]          [X]     [ ]
properties in western markets, primarily Southern
California, the San Francisco Bay area, Denver and
Seattle, seeking to acquire properties which have
suffered from lack of demand due to the decline in
technology investment or which are in need of
substantial renovation. The management team at
Legacy is the former west coast unit of the
Lincoln Property Company.

Manager Highlights

                                                                             STRATEGY            INVESTMENT
                                                        TARGET      ------------------------        TYPE
                                                       FUND SIZE      VALUE                    -------------
                                                     ($ MILLIONS)     ADDED    OPPORTUNISTIC   EQUITY   DEBT
                                                     ------------   --------   -------------   ------   ----
LEGACY PARTNERS REALTY FUND II -- This is the           $  457         [X]          [X]          [X]     [ ]
second in a series of office property funds
sponsored by Legacy. The strategy for Fund II is
equivalent to Fund I, as described above.

LEGG MASON REAL ESTATE CAPITAL II -- Makes short        $  400         [X]          [ ]          [ ]     [X]
term loans to real estate operators that seek
significant improvements to their properties'
performance as a result of capital improvements,
re-leasing, improved management and
re-positioning. This is the fourth real estate
debt fund managed by this team. This fund targets
the West, Southwest, Southeast and Mid-Atlantic
markets.

PARMENTER REALTY FUND III -- A Miami based real         $  246         [X]          [ ]          [X]     [ ]
estate investment company with a history of
successful value add investing in office buildings
across the southeast and southwestern regions of
the U.S. The Manager makes research driven
acquisitions in the office sector and selective
acquisitions in the condo/multifamily sector.

RREEF AMERICA REIT III -- An open-ended fund that       $1,500         [X]          [ ]          [X]     [ ]
makes equity investments in value added real
estate ventures nationwide. The fund's activities
include direct acquisitions, physical
improvements, market re-positionings, active
management and sales of well-located apartment,
industrial, retail and office properties in major
metropolitan markets. The fund also invests in new
speculative development projects.

THOR URBAN PROPERTY FUND II -- A value-added and        $  675         [X]          [X]          [X]     [ ]
opportunistic operator fund focused on investing
in retail and mixed-use assets in urban inner city
markets throughout the United States including
Chicago, Philadelphia, Baltimore, Washington D.C.,
Los Angeles, Houston, Atlanta, South Florida and
Puerto Rico, with an emphasis in New York City.
Thor possesses a unique combination of significant
experience in urban retail markets as both an
investor and operator, and as a retailer. Thor's
investment strategy is built upon a combination of
inner city supply and demand imbalance, compelling
demographic growth trends and Thor's knowledge of
the intricacies of the urban retail environment.
Thor will acquire existing assets to implement
rehabilitation and repositioning strategies, and
development and redevelopment retail and mixed-use
properties in urban locations.

TRANSWESTERN MEZZANINE REALTY PARTNERS II --            $  300         [X]          [ ]          [ ]     [X]
Utilizes the vast network of Transwestern to
source and analyze subordinated loans to borrowers
who pursue stabilized and value added investments
in real estate on a nationwide basis.

URBAN AMERICAN REAL ESTATE FUND II -- Urban             $  375         [X]          [ ]          [X]     [ ]
American focuses on workforce housing in urban
neighborhoods primarily across the New York City
metropolitan area. Their strategy is built upon
the direct relationship between capital
expenditures and permissible rental increases in
rent regulated apartments, where increases in
rents can be achieved through investment in unit
and common area upgrades. Urban American is able
to identify single asset and portfolio investments
by understanding the required capital improvement
and maintenance for each property and by
leveraging its strong reputation in local
communities for improving the quality of available
housing.

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

TO THE DIRECTORS AND SHAREHOLDERS OF
MADISON HARBOR BALANCED STRATEGIES, INC.

We have audited the accompanying consolidated statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the "Fund"), including the consolidated schedule of investments, as of March 31, 2009, and the related consolidated statements of operations, changes in net assets, cash flows and the consolidated financial highlights for the year then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. The consolidated statement of changes in net assets for the year ended March 31, 2008 and the consolidated financial highlights for each of the years in the three-year period ended March 31, 2008 and the period from January 28, 2005 (commencement of operations) to March 31, 2005 were audited by another independent registered public accounting firm whose report dated June 16, 2008 expressed an unqualified opinion on such consolidated financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at March 31, 2009, by correspondence with the custodian and the underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2009, and the results of their operations, their cash flows, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


(Eisner LLP)

New York, New York
June 11, 2009

Consolidated Statement of Assets and Liabilities

March 31, 2009

ASSETS
   Cash and cash equivalents .....................................   $   178,640
   Investments at fair value (cost $40,721,795) ..................    33,292,856
   Accrued interest receivable ...................................        91,157
   Due from Underlying Fund ......................................        25,718
   Prepaid expenses and other assets .............................        18,014
                                                                     -----------
      Total Assets ...............................................    33,606,385
                                                                     -----------
LIABILITIES
   Accrued expenses and other liabilities ........................       273,803
   Due to Adviser ................................................        15,248
                                                                     -----------
      Total Liabilities ..........................................       289,051
                                                                     -----------
Net Assets .......................................................   $33,317,334
                                                                     ===========
   Components of net assets:
   Paid-in-capital, par value $0.0001 ............................    41,058,966
   Distributions in excess of net investment income ..............      (544,492)
   Accumulated net realized gain on investments ..................       231,799
   Accumulated net unrealized depreciation on investments ........    (7,428,939)
                                                                     -----------
NET ASSETS .......................................................   $33,317,334
                                                                     ===========
NET ASSET VALUE PER SHARE (41,050 shares outstanding) ............   $    811.63
                                                                     ===========

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

March 31, 2009

                                                                        COMMITMENT/
                                                                         PRINCIPAL      UNFUNDED                  % OF NET
                             DESCRIPTION                                  AMOUNT       COMMITMENT      VALUE       ASSETS
---------------------------------------------------------------------   -----------   -----------   -----------   --------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS")
   Harrison Street Real Estate Partners I, LP                           $ 5,277,700   $   693,353   $ 4,361,855    13.09%
   Barrow Street Real Estate Investment Fund III, LP                      4,000,000       390,000     2,128,978     6.39%
   Exeter Industrial Value Fund, LP                                       5,000,000     2,500,000     1,886,638     5.66%
   Parmenter Realty Fund III, LP                                          2,500,000       535,303     1,716,811     5.15%
   Keystone Property Fund II, LP                                          2,500,000       125,000     1,504,306     4.52%
   Legacy Partners Realty Fund I, LLC                                     2,000,000            --     1,492,175     4.48%
   Urban American Real Estate Fund II, LP                                 5,000,000     3,240,470     1,184,639     3.56%
   Five Arrows Realty Securities IV, LP                                   2,000,000       493,867     1,377,204     4.13%
   Guardian Realty Fund II, LLC                                           1,500,000       207,692     1,317,166     3.95%
   Legg Mason Real Estate Capital II, Inc.                                1,500,000       300,000     1,194,842     3.59%
   Legacy Partners Realty Fund II, LLC                                    2,800,000        10,079       714,616     2.14%
   RREEF America REIT III, Inc.(1)                                        1,500,000            --       656,546     1.97%
   Thor Urban Property Fund II, Inc.                                      5,000,000     4,257,223       439,911     1.32%
   Transwestern Mezzanine Realty Partners II, LLC                         1,478,000       313,013       343,100     1.04%
                                                                        -----------   -----------   -----------    -----
         Total private equity real estate funds (cost $27,853,641)      $42,055,700   $13,066,000   $20,318,787    60.99%
                                                                        ===========   ===========   ===========    =====
FIXED INCOME SECURITIES
   FHLMC Guaranteed Multiclass Mortgage Participating Certificates:
      Series 3228, Class PA, Dated 10/01/06, 5.5%, Due 03/15/22         $ 2,606,295   $        --   $ 2,633,700     7.90%
   FHLMC Dated 02/27/08, 5.0%, Due 02/27/23                                 975,000            --       968,973     2.91%
   FHLMC Dated 09/16/99, 6.625%, Due 09/15/09                               300,000            --       308,051     0.92%
   FHLMC Dated 10/30/08, 4.5%, Due 10/30/13                                 240,000            --       240,441     0.72%
   FHLMC Series 2687, Class MQ, Dated 10/30/03, 4.5%, Due 10/15/18           40,901            --        41,890     0.12%
   FHLMC Series 2700, Class PD, Dated 11/28/03, 4.5%, Due 02/15/27           41,166            --        41,800     0.12%
   FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.0%, Due 07/25/34        731,798            --       768,550     2.31%
   FNMA Series 2003-21, Class XD, Dated 02/01/03, 5.5%, Due 04/25/28        489,396            --       488,961     1.47%
   FNMA Series 2004-99, Class CA, Dated 12/30/04, 5.50%, Due 11/25/34       204,724            --       205,711     0.62%
   FNMA, Dated 11/30/04, 5.00%, Due 12/02/21                              1,000,000            --     1,002,918     3.01%
   FNMA, Dated 12/19/06, 4.625%, Due 12/15/09                               850,000            --       871,964     2.62%
   FNMA, Dated 04/21/06, 5.125%, Due 04/15/11                               650,000            --       696,045     2.09%
   FNMA, Dated 11/23/05, 4.75%, Due 12/15/10                                650,000            --       689,057     2.07%
   FNMA, Dated 06/08/99, 6.375%, Due 06/15/09                               450,000            --       455,401     1.37%
   FNMA, Dated 06/01/08, 5.00%, Due 06/01/38                                309,271            --       319,474     0.96%
   FNMA, Dated 08/01/08, 5.50%, Due 09/01/23                                273,055            --       285,006     0.86%
   FNMA, Dated 05/01/08, 5.50%, Due 06/01/23                                192,455            --       200,878     0.60%
   FNMA, Dated 06/01/06, 6.50%, Due 07/01/26                                400,000            --       421,248     1.26%
   FNMA, Dated 09/01/08, 5.00%, Due 10/01/23                                400,000            --       415,000     1.25%
   GNMA Series 2008-27, Class JA, Dated 03/01/08, 5.75%, Due 08/20/37       400,000            --       421,393     1.26%
   GNMA Series 2008-79, Class BA, Dated 09/01/08, 5.5%, Due 08/20/38        400,000            --       415,411     1.25%
   GNMA Series 2008-84, Class JA, Dated 10/01/08, 5.5%, Due 09/20/38        250,000            --       258,777     0.78%
   Western Asset Money Market Fund                                          823,420            --       823,420     2.47%
                                                                        -----------                 -----------    -----
         Total fixed income securities (cost $12,868,154)               $12,677,481                 $12,974,069    38.94%
                                                                        -----------                 -----------    -----
         Total investments at fair value (cost $40,721,795)                                         $33,292,856    99.93%
                                                                                                    ===========    =====

See accompanying notes to consolidated financial statements.

(1) A remption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period. The Fund remains in the redemption queue.

Consolidated Statement of Operations

For the year ended March 31, 2009

INVESTMENT INCOME
Interest........................................................   $   553,019
Underlying Funds................................................       301,989
                                                                   -----------
   Total investment income......................................       855,008
                                                                   -----------
EXPENSES
Management fees.................................................       609,780
Professional fees...............................................       287,689
Administration fees.............................................       184,749
Board of Directors' fees........................................        49,699
Compliance......................................................        44,529
Printing expenses...............................................        41,285
Insurance expenses..............................................        21,938
Other expenses..................................................       126,261
                                                                   -----------
   Total operating expenses before reimbursement from Adviser...     1,365,930
Reimbursement from Adviser......................................      (284,300)
                                                                   -----------
   Net operating expenses.......................................     1,081,630
                                                                   -----------
NET INVESTMENT LOSS.............................................      (226,622)
NET REALIZED GAIN ON INVESTMENTS................................       118,911
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS............    (8,323,058)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $(8,430,769)
                                                                   ===========

See accompanying notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the years ended March 31, 2009 and 2008

                                                                                  Year             Year
                                                                                  Ended            Ended
                                                                             March 31, 2009   March 31, 2008
                                                                             --------------   --------------
(DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss) .............................................    $  (226,622)     $   341,855
Net realized gain on investments .........................................        118,911          150,338
Net change in unrealized depreciation on investments .....................     (8,323,058)         123,973
                                                                              -----------      -----------
   NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     (8,430,769)         616,166
                                                                              -----------      -----------
CAPITAL SHARE TRANSACTIONS:
Capital redemptions ......................................................        (35,455)        (110,579)
Distributions to shareholders from net investment income .................             --         (197,821)
Return of capital distributions to shareholders ..........................        (82,170)        (152,422)
                                                                              -----------      -----------
NET (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...       (117,625)        (460,822)
                                                                              -----------      -----------
   NET (DECREASE) INCREASE IN NET ASSETS .................................     (8,548,394)         155,344
Net Assets, beginning of year ............................................     41,865,728       41,710,384
                                                                              -----------      -----------
NET ASSETS, END OF YEAR ..................................................    $33,317,334      $41,865,728
                                                                              ===========      ===========

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

For the year ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in assets resulting from operations ....................   $ (8,430,769)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
   Net realized gain on investments .................................       (118,911)
   Net change in unrealized depreciation on investments .............      8,323,058
   Increase (decrease) in operating assets and liabilities
      Purchases of investments owned ................................    (18,130,158)
      Proceeds from disposition of investments owned ................     17,780,425
      Due from Adviser, net .........................................         68,500
      Due from Underlying Funds .....................................         (3,704)
      Accrued interest receivable ...................................        (25,128)
      Prepaid expenses and other assets .............................         (3,633)
      Management fees payable .......................................       (152,594)
      Due to Adviser ................................................         15,248
      Accrued expenses and other liabilities ........................         37,177
                                                                        ------------
      Net cash used in operating activities .........................       (640,489)
                                                                        ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital redemptions .................................................        (35,455)
Distributions paid to shareholders ..................................        (82,170)
                                                                        ------------
   Net cash used in financing activities ............................       (117,625)
                                                                        ------------
Net decrease in cash and cash equivalents ...........................       (758,114)
CASH AND CASH EQUIVALENTS AT:
   Beginning of year ................................................        936,754
                                                                        ------------
   End of year ......................................................   $    178,640
                                                                        ============

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

For the years ended March 31, 2009, 2008, 2007 and 2006 and the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                         Year Ended     Year Ended    Year Ended    Year Ended   Inception to
                                                         March 31,       March 31,    March 31,     March 31,      March 31,
                                                            2009           2008          2007          2006          2005
                                                        -----------    -----------   -----------   -----------   ------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
   THE PERIOD) (1):
   Net asset value, beginning of period .............   $  1,019.00    $  1,012.27   $    988.40   $  1,003.05   $  1,000.00
   Net investment income (loss) .....................         (5.52)          8.31         17.34         13.40          3.05
   Net realized gain (loss) on investments ..........          2.90           3.65         (1.05)        (0.33)           --
   Net change in unrealized appreciation on
      investments ...................................       (202.75)          3.27         36.10        (14.17)           --
                                                        -----------    -----------   -----------   -----------   -----------
      Total from operations .........................       (205.37)         15.23         52.39         (1.10)         3.05
                                                        -----------    -----------   -----------   -----------   -----------
   Distributions to shareholders from net investment
      income ........................................            --          (4.80)       (18.70)       (13.55)           --
   Return of capital distributions to shareholders ..         (2.00)         (3.70)        (9.82)           --            --
                                                        -----------    -----------   -----------   -----------   -----------
      Total distributions to shareholders ...........         (2.00)         (8.50)       (28.52)       (13.55)           --
                                                        -----------    -----------   -----------   -----------   -----------
   NET ASSET VALUE, END OF PERIOD ...................   $    811.63    $  1,019.00   $  1,012.27   $    988.40   $  1,003.05
                                                        ===========    ===========   ===========   ===========   ===========
Total return(2) .....................................        (20.15%)         1.51%         5.36%        (0.11%)        0.31%
                                                        ===========    ===========   ===========   ===========   ===========
Net assets, end of period ...........................   $33,317,334    $41,865,728   $41,710,384   $19,981,590   $10,201,057
                                                        ===========    ===========   ===========   ===========   ===========
   RATIOS TO AVERAGE NET ASSETS(3):
   Expenses, including expense reimbursement ........          2.87%          2.59%         2.46%         2.54%         0.17%
   Expenses, excluding expense reimbursement ........          3.62%          3.14%         2.88%         4.39%         1.23%
   Net investment income/(loss) .....................         (0.58%)         0.82%         1.74%         1.35%         0.31%
   Portfolio turnover rate ..........................         46.57%         53.83%        25.92%        27.59%         0.00%

See accompanying notes to consolidated financial statements

(1) Per share calculations are based on average shares outstanding during the period.

(2) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for partial year not annualized. Past performance is not a guarantee of future results.

(3) Ratios do not include expenses of Underlying Fund investments. Ratios for partial year are annualized.

Notes to Consolidated Financial Statements

March 31, 2009

(1)  ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. ("AINA"), an Iowa Corporation, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. Madison Harbor Capital Management LLC ("MHCM") was the Fund's adviser from January 28, 2005 through March 31, 2008 (see note 5). The Board of Directors (the "Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). The Fund's investment period ended December 31, 2007 and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of March 31, 2009, the Fund's investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP was made through MHBS-TRS.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A)  BASIS OF PRESENTATION

          The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     (B)  USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     (C)  PRINCIPLES OF CONSOLIDATION

          The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). MHBS-TRS is 100% owned and controlled by the Fund. The Fund believes that the relationship between itself and MHBS-TRS as described above is such that MHBS-TRS is providing services to the Fund and consolidation is therefore appropriate.

     (D)  VALUATION

          FAIR VALUE MEASUREMENT--DEFINITION AND HIERARCHY

          The Fund adopted the provisions of FAS No. 157, "FAIR VALUE MEASUREMENTS" ("FAS 157"), effective April 1, 2008. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

          In determining fair value, the Fund uses various valuation approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

               - Level 1--Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

               - Level 2--Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: U.S. agency securities and collateralized mortgage obligations.

               - Level 3--Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

          The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

          Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

          U.S. Government Securities and Money Market Securities. U.S. government securities and money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, U.S. government securities are categorized in Level 1 of the fair value hierarchy.

          U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

          Investments in Private Equity Real Estate Funds. The Fund's investments in private equity real estate funds take the form of direct private investments in private equity real estate funds. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

          Fair value is determined in good faith by the Board based upon relevant available information including valuations provided by the boards or managers of the Underlying Funds and other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

     (E)  INCOME AND EXPENSE RECOGNITION

          Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

          The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors' and officers' insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

          In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes, expenses of the Fund's taxable REIT subsidiary, and extraordinary items, exceed 1.00% of the Fund's average net asset value for the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's average net asset value. The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund's taxable REIT subsidiary and extraordinary items, for the year ended March 31, 2009, amounted to $673,517 and the reimbursement for such period amounted to $284,300.

     (F)  INCOME TAXES

          The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

          As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

          For the tax year ended December 31, 2008, MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $327,000 which is available for carry forward through 2028. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $1,483,000 mainly relates to unrealized losses recognized for financial statement purposes. As of December 31, 2008, the cumulative NOL is approximately $819,000 which expires through 2028. For the tax years ended December 31, 2008, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.

          In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. There was no impact to the Fund of adopting FIN 48 as of September 28, 2007. Management has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (2005,

          2006, 2007, 2008) and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

     (G)  DISTRIBUTIONS TO SHAREHOLDERS

          Distributions to shareholders are recorded on the declaration date.

     (H)  CASH AND CASH EQUIVALENTS

          The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

          The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

     (I)  RECENT ACCOUNTING PRONOUNCEMENTS

          In October 2008, the FASB issued FSP FAS No. 157-3, "DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE" ("FSP 157-3"). FSP 157-3 clarifies the application of FAS 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The issuance of FSP 157-3 did not have any impact on the Fund's determination of fair value for its financial assets.

          In April 2009, the FASB issued FSP FAS No. 157-4, "DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY" ("FSP 157-4"), which is effective for the Fund beginning April 1, 2009. FSP 157-4 affirms that the objective of fair value when the market for an asset or liability is not active is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FSP 157-4 provides guidance for estimating fair value when the volume and level of market activity for an asset or liability have significantly decreased and determining whether a transaction was orderly. FSP 157-4 applies to all fair value measurements when appropriate. The Fund does not believe that this guidance will have a significant impact on its financial position, cash flows, or disclosures.

(3)  CAPITAL SHARE TRANSACTIONS

As of March 31, 2009, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund's common stock were initially sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund had its final closing on December 31, 2006. The Fund may, from time to time after the one-year anniversary of the Fund's Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. On November 2, 2007, the Fund commenced a tender offer for up to 2,060 of its issued and outstanding shares of common stock at a price of $921.49 per share. Pursuant to this tender offer, the Fund redeemed shares as reported below during the year ended March 31, 2008. The Fund did not make a tender offer during the year ended March 31, 2009, but did, at the discretion of the Board, make a repurchase from the estate of a deceased shareholder, as reported below.

                              YEAR ENDED         YEAR ENDED
                            MARCH 31, 2009      MARCH 31, 2008
                           ----------------   -----------------
                           SHARES    AMOUNT   SHARES    AMOUNT
                           ------   -------   ------   --------
Shares redeemed..........    35     $35,455     120    $110,579

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.500% and 0.650% of net asset value annually.

As of March 31, 2009, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4)  INVESTMENTS

As of March 31, 2009, the Fund had committed an aggregate of $42,055,700 to 14 Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of March 31, 2009, the unfunded commitment to Underlying Funds was $13,066,000.

Cost of investments in, and distributions received from, Underlying Funds, for the year ended March 31, 2009, amounted to $7,543,303 and $178,125, respectively. Distributions received from Underlying Funds were non-recallable returns of capital. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $10,586,855 and $17,602,300, respectively, for the year ended March 31, 2009. At March 31, 2009, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2009, net unrealized appreciation (depreciation) on investments in Underlying Funds and fixed-income securities amounted to ($7,534,854) and $105,915, respectively.

FAIR VALUE MEASUREMENTS

The Fund's assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with SFAS No. 157. See Note 2 for a discussion of the Fund's policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund's assets measured at fair value on a recurring basis as of March 31, 2009:

Assets Measured at Fair Value on a Recurring Basis as of March 31, 2009


                                      QUOTED PRICES IN
                                      ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT OTHER   BALANCE AS OF
                                       IDENTICAL ASSETS    OBSERVABLE INPUTS       UNOBSERVABLE        MARCH 31,
ASSETS                                    (LEVEL 1)            (LEVEL 2)         INPUTS (LEVEL 3)        2009
------                                ------------------   ------------------   -----------------   -------------
Fixed Income Securities:
   Money Market Fund                       $823,420                    --                   --            823,420
      U.S. agency securities and
      collateralized mortgage
      obligations                                --           $12,150,649                   --         12,150,649

   Private Equity Real Estate
      Funds                                      --                    --           20,318,787         20,318,787
                                           --------           -----------          -----------        -----------
TOTAL                                      $823,420           $12,150,649          $20,318,787        $33,292,856
                                           ========           ===========          ===========        ===========

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the Year Ended March 31, 2009

                                                                                                PURCHASE,
                                                                             TOTAL REALIZED   SALES, OTHER
                                                 REALIZED      UNREALIZED    AND UNREALIZED    SETTLEMENTS
                                  BEGINNING       GAINS          GAINS           GAINS        AND ISSUANCES,     ENDING
ASSETS                             BALANCE     (LOSSES) (1)   (LOSSES) (1)    (LOSSES) (1)         NET           BALANCE
------                           -----------   ------------   ------------   --------------   --------------   -----------
Private Equity Real
   Estate Funds                  $21,241,075       $--        $(8,287,468)    $ (8,287,468)     $7,365,180     $20,318,787

(1) Realized and unrealized gains (losses) are included in net realized gains on investments and net changes in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

(5)  INVESTMENT ADVISORY FEES

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the "Managed Account").

MHCM served as the Fund's investment adviser pursuant to an investment advisory agreement dated October 1, 2004 (the "Prior Advisory Agreement"). On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to MHCM and the Fund, which effectuated the termination of the Prior Advisory Agreement by its assignment, as mandated by the terms of that Agreement and Section 15(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 17, 2007, the Fund's Board approved an interim investment advisory agreement (the "Interim Advisory Agreement") between MHCM and the Fund under the same terms and conditions as the Prior Advisory Agreement. In accordance with Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement provided for its automatic termination after 150 days if the shareholders of the Fund failed to approve a new investment advisory agreement.

On October 29, 2007, the Fund's Board approved a new advisory agreement (the "Proposed Advisory Agreement"), under which MHCM would serve pursuant to the same terms and conditions as in the Prior (and

Interim) Advisory Agreement. The Proposed Advisory Agreement was not approved by the shareholders of the Fund within 150 days of the effective date of the Interim Advisory Agreement, and the Interim Advisory Agreement therefore expired on January 14, 2008.

Although the Fund paid the fees due under the Interim Advisory Agreement from August 17, 2007 through December 31, 2007, it was later determined that those fees should be recovered from MHCM pending the outcome of the shareholder vote described below, and MHCM in fact repaid such fees to the Fund.

On March 31, 2008, MHCM terminated its services to the Fund and on April 1, 2008, AINA commenced providing services to the Fund and subsequently acquired the assets of Madison Harbor Capital, LLC, the parent of MHCM. MHCM's professionals subsequently joined AINA and integrated their operations with the management team of AINA's fund management subsidiary.

On April 28, 2008, the Board, including a majority of the directors who are not "interested persons" of the Fund as defined under the 1940 Act, approved a new investment advisory agreement by and between the Fund and AINA (the "New Advisory Agreement") that contained the same terms and conditions as the Prior and Interim Advisory Agreements, subject to shareholder approval. The Fund held a special meeting on November 25, 2008, during which the New Advisory Agreement was approved.

Pursuant to the proposal approved by shareholders at the Fund's special meeting on November 25, 2008, regarding the payment of fees that would have been earned by MHCM and AINA during the period in which no written contracts were in place for such services, the Fund paid MHCM and AINA for services provided, net of the expense reimbursement, as follows:


GROSS MANAGEMENT FEE ALLOCATION      MHCM       AINA
-------------------------------   ---------   ---------
   8/17/07 - 12/31/07              $217,330   $     --
   1/1/08 - 3/31/08                 152,594         --
   4/1/08 - 6/30/08                      --     157,262
   7/1/08 - 9/30/08                      --     161,043
   10/1/08 - 12/31/08                    --     151,436
                                   --------   ---------
Gross Management Fees               369,924     469,741
Expense Reimbursement               (68,500)   (205,800)
                                   --------   ---------
Net Management Fees                $301,424   $ 263,941
                                   ========   =========

(6)  ENGAGEMENT OF SUB-ADVISER

Prior to August 1, 2008, MHCM engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that had not yet been invested in Underlying Funds, (the "Managed Account"). As described above in note (5), on August 15, 2007, the Prior Advisory Agreement terminated as a result of its assignment. In accordance with the terms of the sub-advisory agreement by and between MHCM and the Sub-Adviser (the "Prior Sub-Advisory Agreement"), the assignment of the Prior Advisory Agreement resulted in the termination of the Prior Sub-Advisory Agreement. The Fund's Board approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") on August 17, 2007, pursuant to the same terms and conditions as the Prior Sub-Advisory Agreement.

On October 29, 2007, the Fund's Board approved a new sub-advisory agreement (the "Proposed Sub-Advisory Agreement"), under which the Sub-Adviser would serve pursuant to the same terms and conditions as in the Prior (and Interim) Sub-Advisory Agreement. However, the Proposed Sub-Advisory Agreement was not approved by the shareholders of the Fund within the required 150 days of the effective date of the Interim Sub-Advisory Agreement, and that agreement therefore expired on January 14, 2008. Beginning January 1, 2008, the Sub-Adviser continued to serve without receiving any compensation.

Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, as of August 1, 2008, AINA retained the entire investment advisory fee, subject to shareholder approval of the New Advisory Agreement, a vote for which was held and approved at the Fund's special meeting on November 25, 2008.

Pursuant to the terms of the Prior and Interim Sub-Advisory Agreements, MHCM compensated the Sub-Adviser directly for its services. Pursuant to a proposal voted on and approved at the Fund's special meeting held on November 25, 2008, the Fund has paid MHCM and AINA, and MHCM and AINA has paid the Sub-Advisor, for the services provided during the period in which no written contracts were in place for such services.

(7)  ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2009, the Fund incurred Administration fees amounting to $184,749.

(8)  DISTRIBUTIONS TO SHAREHOLDERS

The following distributions were declared by the Fund during the years ended March 31, 2009 and 2008:

DECLARATION DATE          PAY DATE        RATE PER SHARE     TOTAL
----------------     ------------------   --------------   --------
April 30, 2008       May 2, 2008               $2.00       $ 82,170
                                               =====       ========
April 30, 2007       May 18, 2007              $5.00       $206,025
September 27, 2007   September 28, 2007         3.50        144,218
                                               -----       --------
   TOTAL                                       $8.50       $350,243
                                               =====       ========

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America ("GAAP"). The primary reasons that differences may exist between the Fund's tax-basis versus GAAP-basis net investment income were: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

Distributions paid to shareholders during the year ended March 31, 2009 were classified as a return of capital for federal income tax reporting purposes.

As of March 31, 2009 and 2008, the tax-basis components of distributable earnings were as follows:

                                              2009*      2008
                                              -----   ----------
Accumulated net (depreciation) appreciation    $--    $  894,119
Accumulated long term capital gain              --       112,888
                                               ---    ----------
   TOTAL                                       $--    $1,007,007
                                               ===    ==========

* No distributable earnings have been disclosed for 2009 as any capital gains have been offset by ordinary losses.

(9)  CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

In November 2008, the Company's previous independent registered public accounting firm resigned because it was not independent with respect to the Company's new investment advisor, AINA. Eisner LLP was selected by the Company as its new independent registered public accounting firm, and that selection was recommended by the Company's Audit Committee and approved by the Board of Directors.

The reports on the financial statements audited by the previous independent registered public accounting firm for the years ended March 31, 2006, 2007 and 2008, and for the period from January 28, 2005 (commencement of operations) to March 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and the previous independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the independent registered public accounting firm, would have caused that firm to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

(10) SUBSEQUENT EVENTS

Subsequent to March 31, 2009, the following capital calls were funded:

UNDERLYING FUND                                   AMOUNT         DATE
---------------                                  --------   -------------
Transwestern Mezzanine Realty Partners II, LLC   $199,545   April 9, 2009
Urban American Real Estate Fund II, L.P.          439,883   April 9, 2009
Five Arrows Realty Securities IV, L.P.             21,913    May 1, 2009
Five Arrows Realty Securities IV, L.P.             11,103    May 6, 2009
Legg Mason Real Estate Capital II, Inc.           225,000    May 6, 2009

Primary Strategies Implemented with Properties Held as of March 2009

                                    FIVE                                            LEGG                  THOR                URBAN
                 BARROW   EXETER   ARROWS GUARDIAN HARRISON KEYSTONE LEGACY LEGACY MASON PARMENTER RREEF URBAN TRANSWESTERN AMERICAN
                   III  INDUSTRIAL   IV      II     STREET     II      I      II     II     III     III    II       II         II
                 ------ ---------- ------ -------- -------- -------- ------ ------ ----- --------- ----- ----- ------------ --------
INVESTMENT
   STRATEGY
CORE PLUS                                    [X]
VALUE-ADD          [X]      [X]      [X]     [X]               [X]     [X]    [X]           [X]     [X]   [X]                  [X]
OPPORTUNISTIC      [X]                                [X]      [X]                                        [X]
MEZZANINE                                                                           [X]                             [X]
FOOTPRINT
REGIONAL                    [X]              [X]               [X]     [X]    [X]           [X]                                [X]
NATIONAL           [X]               [X]              [X]                           [X]             [X]   [X]       [X]
PROPERTY TYPES
OFFICE             [X]               [X]     [X]               [X]     [X]    [X]   [X]     [X]     [X]             [X]
RETAIL                               [X]                                                            [X]   [X]       [X]
MULTI-FAMILY       [X]                                                              [X]             [X]             [X]        [X]
INDUSTRIAL                  [X]      [X]                       [X]            [X]   [X]             [X]
HOTEL/RESORT       [X]               [X]                                            [X]                             [X]
RESEARCH &
   DEVELOPMENT                                                         [X]    [X]
LAND                                                                                                [X]
SPECIALTY                            [X]              [X]                           [X]             [X]
CONTRIBUTION TO
   VALUE
OPERATOR /
   ACTIVE
   MANAGEMENT               [X]              [X]               [X]     [X]    [X]           [X]     [X]   [X]                  [X]
ALLOCATOR OF
   CAPITAL         [X]               [X]              [X]                                           [X]
LENDER                                                                              [X]                              [X]
AGGRESSIVE
   LEASING                  [X]              [X]      [X]      [X]     [X]    [X]           [X]     [X]   [X]                  [X]
MINOR COSMETIC
   UPGRADES                 [X]              [X]      [X]      [X]     [X]    [X]           [X]     [X]   [X]                  [X]
REDEVELOPMENT      [X]      [X]                       [X]      [X]     [X]    [X]           [X]     [X]   [X]
DEVELOPMENT        [X]      [X]                       [X]                     [X]                         [X]
OPERATING
   COMPANY
   INVESTING                         [X]
FOR-SALE
   STRATEGIES      [X]                                                                                               [X]
EXTERNAL
   OPPORTUNITY
   DRIVERS
INDUSTRY
   CONSOLIDATION                             [X]                       [X]    [X]
MARKET TIMING               [X]                                        [X]    [X]           [X]           [X]
REPLACEMENT
   COSTS           [X]      [X]              [X]      [X]      [X]     [X]    [X]           [X]     [X]   [X]                  [X]
INADEQUATE
   CAPITALIZATION  [X]      [X]      [X]              [X]                           [X]                   [X]        [X]       [X]
ASSET
   LEVEL
   DISTRESS        [X]      [X]                                [X]     [X]    [X]           [X]     [X]   [X]                  [X]
MARKET LEVEL
   DISTRESS                                                            [X]    [X]                   [X]

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

                  J-Curve Phenomenon--Hypothetical Illustration

                               (PERFORMANCE GRAPH)

                  Medison Harbor Balanced Strategies Inc. : 37

Privacy Policy

This privacy statement is issued by Madison Harbor Balanced Strategies, Inc. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' nonpublic personal information.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.

Any organization receiving client information may only use it for the purpose designated by Madison Harbor Balanced Strategies, Inc. or its affiliates.

The Management Team
and Independent Directors(1)

SENIOR MANAGEMENT TEAM

EDWARD M. CASAL, 51, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF THE FUND. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES, 41, EXECUTIVE VICE PRESIDENT. Mr. Bates also serves as Portfolio Manager and serves on the Global Investment Committee of the Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has 15 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

INDEPENDENT DIRECTORS OF THE FUND

CYDNEY C. DONNELL, 49, is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY R. PERLA, CPA, 65, has recently joined Cornerstone Accounting Group from Vornado Realty Trust where he was Vice President and Director of Internal Audit. Prior to Vornado Realty Trust, Mr. Perla was a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla holds a directorship at American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED, 76, serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the nominating and Compensation Committee of the Fund.

----------
(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(AVIVA INVESTORS LOGO)

MADISON HARBOR BALANCED STRATEGIES, INC.
The Chrysler Building
405 Lexington Avenue, 47th Floor
New York, NY 10174-4700

FOR MORE INFORMATION,
PLEASE CALL 212.380.5500

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2008 and the Registrant's fiscal year ended March 31, 2009, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for professional services rendered by Eisner LLP ("Eisner"), the Registrant's independent registered public accounting firm for the fiscal year ended March 31, 2009 and KPMG LLP ("KPMG"), the Registrant's independent registered public accounting firm for the fiscal year ended March 31, 2008, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2009 and 2008 were $113,567 and $83,000, respectively.

(b) AUDIT-RELATED FEES: The aggregate fees billed for assurance and related services rendered by Eisner and KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2009 and 2008 were $0 and $0, respectively.

(c) TAX FEES: The aggregate fees billed for professional services by Eisner and KPMG for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2009 and 2008 were $90,725 and $103,850, respectively.

(d) ALL OTHER FEES: No such fees were billed to the Registrant by Eisner and/or KPMG in the fiscal years ended March 31, 2009 and 2008.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     FISCAL YEAR 2009   FISCAL YEAR 2008
                     ----------------   ----------------
Audit-Related Fees          0%                 0%
Tax Fees                    0%                 0%
All Other Fees              0%                 0%

(f) Not applicable. The percentage of hours expended on Eisner's engagement to audit the Registrant's financial statements for the most recent fiscal year attributed to work performed by persons other than Eisner's full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by Eisner and KPMG for the fiscal years ended March 31, 2009 and March 31, 2008 were $0 and $0, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant's investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6. SCHEDULE OF INVESTMENTS.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Aviva Investors North America, Inc. ("AINA" or the "Adviser"). However, since the Registrant's strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser ("Proxy Voting Polices") are as follows:

Aviva Investors North America, Inc.
Proxy Voting Policies and Procedures

POLICY

AINA, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of our clients. AINA maintains procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose conflicts of interest, as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser's proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

The senior officer responsible for trading has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping and for AINA's adherence to the policies and procedures set forth in this section 16, except in relation to real estate fund investing. Although ultimately responsible for this section 16, the senior officer responsible for trading may delegate the actual voting of proxies and recordkeeping relating to the same to qualified individuals subject to his or her oversight. AINA's senior officer responsible for advising with respect to real estate fund investing shall be responsible for assuring the implementation of and compliance with this Section with respect to investment advisory activities of AINA relating to real estate fund investing.

PROCEDURE

As part of its advisory service, AINA will vote proxies of portfolio securities for its clients, unless the client desires, or its governing documents require it, to retain authority to vote proxies. All proxy requests will be forwarded to the senior officer responsible for trading or his or her designee for review. AINA may retain a professional consultant to assist it in exercising such authority.

If a material conflict of interest exists between AINA's interests and those of the client with respect to proxy voting, AINA will disclose such conflict in writing to the client and obtain written consent from the client to vote the proxy.

     Routine Proxy Votes: It has been the policy of AINA to vote with management on routine matters affecting the future of the corporation. Our philosophy has been that we can sell the stock if we find ourselves in disagreement regarding conduct of the corporation's affairs.

     Non-Routine Proxy Votes: We will vote shares in portfolios we manage based on our best judgment as to what will produce the best outcome for the client. In the event any routine matter is determined by the senior officer responsible for trading, or his/her designee, to have special significance, we will analyze the issue before voting. The following are non-routine matters:

     -    Diminish shareholder rights or control over management;

     -    Reduce the proportionate share of current holdings; or

     -    Entrench management at the expense of current or future shareholders.

Specific proposals in the above categories that will trigger an in-depth analysis by AINA include:

     -    Preemptive rights offerings;

     -    Staggered boards, where they do not exist already;

     -    New classes of shares having different voting rights;

     -    "Poison pills"; and

     -    "Golden Parachutes."

As stated, our vote on unusual corporate events is designed to maximize return consistent with risk, as determined by the best judgment of the senior officer responsible for trading, or his/her designee.

     Client Requests: AINA shall set forth in all advisory contracts (i) a summary of AINA's proxy voting policies and procedures and (ii) information as to how the client may obtain from AINA information/details with respect to AINA's voting of proxies for the client's securities.

     ERISA: AINA presently does not advise a "plan asset" account. If in the future AINA plans to advise a "plan asset" account, additional policies and procedures specifically pertinent to voting proxies for any accounts subject to ERISA will be added to this Manual.

     Record Keeping: To meet the requirements of state and federal law and regulations, and for efficient internal management, consents and supporting material will be kept for 5 years.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Pursuant to an investment advisory agreement, dated April 28, 2008, AINA serves as the investment adviser to the Registrant. Madison Harbor Capital Management, LLC ("MHCM") had previously served as the Registrant's investment adviser from its inception on January 28, 2005. On April 9, 2008, AINA acquired the assets of Madison Harbor Capital, LLC, ("Madison Harbor") the parent company of MHCM. On April 28, 2008, at an in-person meeting, the Registrant's Board, including a majority of the directors who were not interested persons of the Registrant as defined under the Investment Company Act of 1940, approved a new investment advisory agreement with AINA (the "New Advisory Agreement") that contained substantially the same terms and conditions as the prior agreement with MHCM, subject to shareholder approval. The Registrant held a special meeting of shareholders on November 25, 2008, at which the New Advisory Agreement was approved.

In accordance with the terms of the New Advisory Agreement, AINA, through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

EDWARD M. CASAL, CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE Registrant, 51, is Chief Investment Officer of the Real Estate Multi-Manager Group of Aviva Investors ("Aviva"), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Mr. Casal, who was a founder of Madison Harbor, joined Aviva when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991 Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 41, is a Portfolio Manager of the Real Estate Multi-Manager Group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has fifteen years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Mr. Bates, who was a founder of Madison Harbor, joined Aviva when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory assignments and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission in its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

The Adviser and Conning Asset Management Company ("Conning" or the "Sub-Adviser") were parties to a sub-advisory agreement (the "Sub-Advisory Agreement") from January 14, 2005 through July 31, 2008 pursuant to which, subject to the oversight of Registrant's Board of Directors and the Adviser, Conning performed portfolio management services in accordance with the Registrant's investment objectives, policies and restrictions. Conning invested and reinvested the assets of the Managed Account by purchasing and selling short-term and other REIT-qualifying securities. Conning's fee for its services were paid by the Adviser, and not the Registrant. Effective August 1, 2008, the Registrant determined to no longer utilize an investment sub-adviser, and to instead have the Adviser manage the Managed Account itself.

The following employees of Conning provided portfolio management services to the Registrant through July 31, 2008:

WALTER J. BLASBERG, 58, CFA, is Managing Director and Head of Client Business Development at Conning Asset Management. Mr. Blasberg was with Continental Asset Management for 21 years prior to the firm being acquired by TCW in 1995. He was named President of Continental Asset Management in 1989 and became its Chief Executive Officer in 1994. Previously, Mr. Blasberg specialized in options at Icahn & Co. Mr. Blasberg has addressed many industry groups across the country and has made numerous presentations on asset/liability management for insurance companies. Mr. Blasberg is a graduate of the University of Vermont with a BA in Political Science. He is a member of the New York Society of Security Analysts, the Institutional Options Society, and the Fixed Income Analysts Society.

DANIEL J. MAINOLFI, 44, CFA, is a Managing Director and Portfolio Manager at Conning Asset Management where he is responsible for managing general and separate accounts assets for life/health and property-casualty clients. Prior to joining Conning in 1992, Mr. Mainolfi was employed for seven years at Atlantic Capital & Research, an investment subsidiary of Monarch Capital Corporation. While at Atlantic, Mr. Mainolfi managed fixed income assets backing both the general and separate account businesses. He is a graduate of Babson College with a degree in Finance and Investments.

SEAN M. HUGHES, 40, CFA, is an Assistant Vice President at Conning Asset Management where he is responsible for managing fixed income portfolios. Prior to joining Conning in 2001, Mr. Hughes was an ALM Analyst within Swiss Re Investors' asset-liability management unit. He was previously employed by Corporate Healthcare Financing, Inc. (Performax) as an Account Manager and Director of Plan Management Services and by Fortis, Inc. as an Associate Underwriter. Mr. Hughes is a graduate of Franciscan University with a BA in Psychology and earned an MBA from Johns Hopkins University. He is also a member of the Hartford Society of Financial Analysts.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal    $10,001 - $50,000
Russell H. Bates   $10,001 - $50,000

Portfolio managers of the Sub-Adviser did not beneficially own any equity securities of the Registrant.

Officers of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and bonus, which is reviewed annually by the executive committee of the Adviser.

Effective August 1, 2008, the Registrant determined to have AINA manage the portion of the Registrant's portfolio that had been previously managed by Conning, as sub-adviser. As a result, effective of August 1, 2008, AINA will retain the entire investment advisory fee.

For the period April 1, 2008 through August 1, 2008, Conning had served as sub-adviser without compensation because there was no written sub-advisory agreement in place. At the Special Meeting of Shareholders on November 25, 2008, shareholders of the Registrant approved the payment of sub-advisory fees to Conning from August 15, 2007 through July 31, 2008, the period in which no written contract was in place for such services. The following describes the sub-adviser's portfolio managers' compensation for the period ended July 31, 2008:

Portfolio managers of the Sub-Adviser received a base salary and benefit package consistent with their level of experience and accountability. This level is determined by reference to market compensation surveys and to empirical data regarding local market conditions. Further, a discretionary annual bonus is awarded based on the overall results of the firm, and the particular contribution by the individual. The individual component comprises investment performance, client satisfaction, and participation in investment strategy formulation and tactical implementation, as determined by management's assessments.

The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant.

                       Registered Investment               Other Pooled                        Other
                             Companies                  Investment Vehicles                  Accounts
                   -----------------------------   -----------------------------   -----------------------------
                   # of Accounts   Assets $(000)   # of Accounts   Assets $(000)   # of Accounts   Assets $(000)
                   -------------   -------------   -------------   -------------   -------------   -------------
Edward M. Casal          0              $--              0            $   --             0               $--
Russell H. Bates         0              $--              0            $72,000            0               $--

CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors .

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the Registrant nor any "affiliated purchasers", as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the latest fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the "1940 Act"), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


                                        /s/ Edward M. Casal
                                        ----------------------------------------
                                        Edward M. Casal
                                        Chief Executive Officer

Date: June 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                        /s/ Edward M. Casal
                                        ----------------------------------------
                                        Edward M. Casal
                                        Chief Executive Officer

Date: June 11, 2009


                                        /s/ Michael Fortier
                                        ----------------------------------------
                                        Michael Fortier
                                        Chief Financial Officer

Date: June 11, 2009